                                                                    Exhibit 99.1

                                                           EXECUTION VERSION [2]

                                EIGHTH AMENDMENT
                       TO REVOLVING CREDIT, TERM LOAN AND
                               GUARANTY AGREEMENT

          EIGHTH AMENDMENT, dated as of January 23, 2007 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 2, 2005, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2005, as amended by that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 28, 2005, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 29, 2005, that certain Fifth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October 3, 2005, that certain Sixth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 15, 2006 and that certain Seventh Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of September 29, 2006 (as the same has been, and as may be further, waived, amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the Amended and Restated Lenders (as hereinafter defined) shall be deemed to have become, by executing and delivering this Amendment, a party to the Credit Agreement (as in effect after giving effect to this Amendment) in the form of Exhibit A hereto as a "Lender" and shall have the rights and obligations of a Lender thereunder and each of the Amended and Restated Lenders shall have the interest(s) shown opposite its name on Annex A to the Credit Agreement (as in effect after giving effect to this Amendment) under the heading "Tranche A Lender" and/or "Tranche B Lender", as the case may be (each such Lender, an "Amended and Restated Lender").

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. As used herein, all terms that are defined in the Credit Agreement (after giving effect to this Amendment) shall have the same meanings herein.

          2. Amendments to Body of Credit Agreement. The Credit Agreement is hereby amended and restated by inserting each of the provisions which appear with computerized underscoring and by deleting each of the provisions which appear with computerized strike-through in the document annexed hereto as Exhibit A.

          3. Signature Pages to Credit Agreement. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

          4. Amendments to Annex A. Annex A to the Credit Agreement (as in effect prior to giving effect to this Amendment) is hereby replaced in its entirety by Annex A to the document attached as Exhibit A hereto.

          5. Conditions to Effectiveness. This Amendment and the amendment and restatement of the Credit Agreement shall become effective on the date (the "Effective Date") on which each of the following shall have occurred and the Agent shall have received evidence reasonably satisfactory to it of such occurrence: (i) this Amendment shall have been executed by the Borrower, the Guarantors and the Amended and Restated Lenders and the payments and repayments specified in paragraph 6 below, shall have been made; (ii) on or before January 31, 2007, the Bankruptcy Court shall have entered an order reasonably satisfactory in form and substance to the Agent authorizing the amendment and restatement of the Credit Agreement and the payment by the Borrower (x) to the Agent for the account of the Amended and Restated Lenders, of an amendment fee in an aggregate amount equal to 1.00% of the Total Commitment on the Effective Date and (y) to the Agent for its own account, of the other fees referred to in that certain Eighth Amendment Fee Letter dated the date hereof, and (iii) such amendment and other fees shall have been paid in cash to the Agent within one Business Day after entry of the order referred to above.

          6. Payments upon Effectiveness. On the Effective Date, (i) the Tranche A Commitments and the Tranche B Commitments, as the case may be, of the Lenders under the Credit Agreement before giving effect to this Amendment who are not Amended and Restated Lenders (collectively, the "Terminating Lenders") shall be terminated, (ii) the Amended and Restated Lenders shall make or be deemed to have made, as the case may be, to the extent necessary, Loans or additional Loans, as the case may be, to the Borrower in accordance with their respective Tranche A Commitment Percentages and Tranche B Commitment Percentages after giving effect to this Amendment in an aggregate amount necessary to repay in full the outstanding principal amount of the Loans of the Terminating Lenders (it being understood and agreed that no Lender shall be obligated to increase its Commitment notwithstanding the termination of the Commitment(s) of any Terminating Lender), (iii) if any Letters of Credit are outstanding on the Effective Date, the undivided interests and participations therein of the Terminating Lenders that were Tranche A Lenders before giving effect to this Amendment shall terminate and each of the Amended and Restated Lenders that are Tranche A Lenders shall be deemed to have purchased from the Fronting Bank pursuant to Section 2.03(d) of the Credit Agreement an undivided interest and participation in such Letters of Credit to the extent of such Lender's Tranche A Commitment Percentage, (iv) the Borrower shall pay any accrued but unpaid interest and Fees owing to the Terminating Lenders as of the Effective Date and
(v) the Terminating Lenders shall no longer be Lenders under the Credit
Agreement.

          7. Ratification. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

          8. Expenses. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

          9. Limitation. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Unless the context indicates otherwise, whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as amended and restated by this Amendment.

          10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

          11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.

                                        BORROWER:

                                        R.J. TOWER CORPORATION


                                        By: /s/ James Mallak
                                            ------------------------------------
                                        Name: James Mallak
                                        Title: Chief Financial Officer


                                        GUARANTORS:

                                        TOWER AUTOMOTIVE, INC.


                                        By: /s/ James Mallak
                                            ------------------------------------
                                        Name: James Mallak
                                        Title: Chief Financial Officer

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        AGENT AND LENDERS:

                                        JPMORGAN CHASE BANK, N.A.
                                        INDIVIDUALLY AND AS AGENT


                                        By: /s/ Richard W. Duker
                                            ------------------------------------
                                        Name: Richard W. Duker
                                        Title: Managing Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ACA CLO 2005-1, LIMITED


                                        By: /s/ Vincent Ingato
                                            ------------------------------------
                                        Name: Vincent Ingato
                                        Title: Managing Director


                                        ACA CLO 2006-1, LIMITED


                                        By: /s/ Vincent Ingato
                                            ------------------------------------
                                        Name: Vincent Ingato
                                        Title: Managing Director


                                        ACCESS INSTITUTIONAL LOAN FUND
                                        BY: DEERFIELD CAPITAL MANAGEMENT LLC AS
                                            ITS PORTFOLIO MANAGER


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By: /s/ Robert B. Bodett
                                            ------------------------------------
                                        Name: Robert B. Bodett
                                        Title: Authorized Signatory


                                        By: /s/ Mark Cloghessy
                                            ------------------------------------
                                        Name: Mark Cloghessy
                                        Title: Authorized Signatory


                                        AIMCO CLO, SERIES 2005-A


                                        By: /s/ Robert B. Bodett
                                            ------------------------------------
                                        Name: Robert B. Bodett
                                        Title: Authorized Signatory


                                        By: /s/ Mark Cloghessy
                                            ------------------------------------
                                        Name: Mark Cloghessy
                                        Title: Authorized Signatory

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        AMERIPRISE CERTIFICATE COMPANY
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Steven B. Staver
                                            ------------------------------------
                                        Name: Steven B. Staver
                                        Title: Managing Director


                                        ATLAS LOAN FUNDING (CENT 1) LLC
                                        By: RiverSource Investments, LLC
                                            Attorney in Fact


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        ATRIUM III


                                        By: /s/ Andrew H. Marchak
                                            ------------------------------------
                                        Name: Andrew H. Marchak
                                        Title: Managing Director


                                        AURUM CLO 2002-1 LTD.
                                        By: Deutsche Investment Management
                                            America, Inc. (as successor in
                                            interest to Deutsche Asset
                                            Management, Inc.) As Sub-advisor


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ Mark Rigazio
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Vice President


                                        AVENUE CLO FUND, LIMITED
                                        AVENUE CLO II, LIMITED


                                        By: /s/ Richard D'Addario
                                            ------------------------------------
                                        Name: Richard D'Addario
                                        Title: Senior Portfolio Manager


                                        BALLYROCK CLO II, LIMITED
                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        BALLYROCK CLO 2006-1 LTD.
                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer


                                        BALLYROCK CLO III, LIMITED
                                        By: BALLYROCK Investment Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ Lisa Rymut
                                            ------------------------------------
                                        Name: Lisa Rymut
                                        Title: Assistant Treasurer


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Jonathan M. Barnes
                                            ------------------------------------
                                        Name: Jonathan M. Barnes
                                        Title: Vice President


                                        BANK OF SCOTLAND


                                        By: /s/ Karen Weich
                                            ------------------------------------
                                        Name: Karen Weich
                                        Title: Vice President


                                        BAYERISCHE LANDESBANK
                                        New York Branch


                                        By: /s/ Stuart Schuler
                                            ------------------------------------
                                        Name: Stuart Schuler
                                        Title: Senior Vice President


                                        By: /s/ Edward J. Cripps
                                            ------------------------------------
                                        Name: Edward J. Cripps
                                        Title: Vice President


                                        BEAR STEARNS INVESTMENT PRODUCTS INC.


                                        By: /s/ Jonathan Weiss
                                            ------------------------------------
                                        Name: Jonathan Weiss
                                        Title: Authorized Signatory

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        BLACK DIAMOND CLO 2005-1 LTD.
                                        By: Black Diamond CLO 2005-1 Adviser,
                                            L.L.C. as its Collateral Manager


                                        By: /s/ Stephen H. Dockoff
                                            ------------------------------------
                                        Name: Stephen H. Dockoff
                                        Title: Managing Principal


                                        BLUE MOUNTAIN CLO LTD.


                                        By: /s/ Kimberly Reina
                                            ------------------------------------
                                        Name: Kimberly Reina
                                        Title: Associate


                                        BRYN MAWR CLO, LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        BUSHNELL CBNA LOAN FUNDING LLC, for
                                        itself or as agent for Bushnell CFPI
                                        Loan Funding LLC


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: Janet Haack
                                        Title: As Attorney In Fact


                                        CAINE FUNDING


                                        By: /s/ Neam Ahmed
                                            ------------------------------------
                                        Name: Neam Ahmed
                                        Title: Authorized Signatory


                                        CASPIAN CAPITAL PARTNERS, L.P., AS A
                                        LENDER
                                        By: Mariner Investment Group, as
                                            Investment Advisor


                                        By: /s/ Charles R. Howe II
                                            ------------------------------------
                                        Name: Charles R. Howe II
                                        Title: President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CELERITY CLO LIMITED
                                        By: TCW Advisors, Inc., as Agent


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President


                                        CENTAURUS LOAN TRUST
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Adviser


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Steward
                                        Title: Managing Director


                                        CENTURION CDO II, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO III, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO VI, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO VII, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CENTURION CDO 8, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTURION CDO 9, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENT CDO 10, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTCDO XI, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CENTCDO 12, LTD.
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Director of Operations


                                        CHATHAM LIGHT II CLO, LIMITED by Sankaty
                                        Advisors LLC, as Collateral Manager


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CHATHAM LIGHT III CLO, LTD
                                        By: Sankaty Advisors LLC, as
                                            Collateral Manager


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        CITADEL HILL 2000 LTD.


                                        By: /s/ Ken Irvine
                                            ------------------------------------
                                        Name: Ken Irvine
                                        Title: Authorized Signatory


                                        THE CIT GROUP / BUSINESS CREDIT, INC.


                                        By: /s/ Eustachio Bruno
                                            ------------------------------------
                                        Name: Eustachio Bruno
                                        Title: Vice President


                                        CITIBANK, N.A.


                                        By: /s/ Christine M. Kanicki
                                            ------------------------------------
                                        Name: Christine M. Kanicki
                                        Title: Attorney-In-Fact


                                        CLASSIC CAYMAN B.D. LTD. as Lender


                                        By: /s/ John Fitzerald
                                            ------------------------------------
                                        Name: John Fitzgerald
                                        Title: Authorized Signatory


                                        By: /s/ Annette Halprin
                                            ------------------------------------
                                        Name: Annette Halrpin
                                        Title: Authorized Signatory

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CLYDESDALE CLO 2003 LTD.
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Collateral
                                            Manager


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Steward
                                        Title: Managing Director


                                        CLYDESDALE CLO 2004, LTD.
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Manager


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Steward
                                        Title: Managing Director


                                        CLYDESDALE CLO 2005, LTD.
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Manager


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Steward
                                        Title: Managing Director


                                        CLYDESDALE CLO 2006 LTD.
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Manager


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Steward
                                        Title: Managing Director


                                        CLYDESDALE STRATEGIC CLO-1, LTD.
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Manager


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Steward
                                        Title: Managing Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        CREDIT SUISSE ASSET MANAGEMENT
                                        SYNDICATED LOAN FUND


                                        By: /s/ Andrew H. Marshak
                                            ------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Managing Director


                                        CREDIT SUISSE LOAN FUNDING LLC


                                        By: /s/ Barry Zamore
                                            ------------------------------------
                                        Name: Barry Zamore
                                        Title: Managing Director


                                        By: /s/ Robert Franz
                                            ------------------------------------
                                        Name: Robert Franz
                                        Title: Managing Director


                                        CSAM FUNDING IV


                                        By: /s/ Andrew H. Marshak
                                            ------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Managing Director


                                        CUMBERLAND II CLO LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        CYPRESSTREE CLAIF FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        DIAMOND SPRINGS TRADING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        DINOSAUR SPIRET LOAN TRUST
                                        By: Wilmington Trust Company not in its
                                            individual capacity but solely as
                                            trustee


                                        By: /s/ Mary Kay Crupillo
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        EATON VANCE CREDIT OPPORTUNITIES FUND
                                        By: Eaton Vance Management as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND
                                        By: Eaton Vance Management as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE LIMITED DURATION INCOME FUND
                                        By: Eaton Vance Management as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE FLOATING-RATE INCOME TRUST
                                        By: Eaton Vance Management as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE CDO III, LTD.
                                        By: Eaton Vance Management as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE CDO VI, LTD.
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE CDO VIII, LTD.
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE CDO IX, LTD.
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE SENIOR FLOATING-RATE TRUST
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE SENIOR INCOME TRUST
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EATON VANCE SHORT DURATION DIVERSIFIED
                                        INCOME FUND
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        EATON VANCE VARIABLE LEVERAGE FUND LTD.
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        EVERGREEN CBNA LOAN FUNDING LLC


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: Janet Haack
                                        Title: As Attorney In Fact


                                        FALL CREEK CLO, LTD.


                                        By: /s/ Thomas N. Davis
                                            ------------------------------------
                                        Name: Thomas N. Davis
                                        Title: Authorized Signor


                                        FIDELITY PURITAN TRUST: FIDELITY PURITAN
                                        FUND


                                        By: /s/ John H. Costello
                                            ------------------------------------
                                        Name: John H. Costello
                                        Title: Assistant Treasurer


                                        FIRST 2004-I CLO, LTD.
                                        By: TCW Advisors, Inc. its Collateral
                                            Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President


                                        FIRST 2004-II CLO, LTD.
                                        By: TCW Advisors, Inc. its Collateral
                                            Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        FLAGSHIP CLO IV
                                        By: Deutsche Investment Management
                                            Americas, Inc. (as successor in
                                            interest to Deutsche Asset
                                            Management, Inc.), as Sub-adviser


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ Mark Rigazio
                                            ------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President


                                        FLAGSHIP CLO V
                                        By: Deutsche Investment Management
                                            Americas, Inc. (as successor in
                                            interest to Deutsche Asset
                                            Management, Inc.)


                                        By: /s/ Eric S. Meyer
                                            ------------------------------------
                                        Name: Eric S. Meyer
                                        Title: Director


                                        By: /s/ Mark Rigazio
                                            ------------------------------------
                                        Name: Mark Rigazio
                                        Title: Vice President


                                        THE FOOTHILL GROUP, INC.


                                        By: /s/ Jeff Nikora
                                            ------------------------------------
                                        Name: Jeff Nikora
                                        Title: Executive Vice President


                                        FOREST CREEK CLO, LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Rebecca L. Milligan
                                            ------------------------------------
                                        Name: Rebecca L. Milligan
                                        Title: Duly Authorized Signatory

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                        By: /s/ Pedre Ramirez
                                            ------------------------------------
                                        Name: Pedre Ramirez
                                        Title: Authorized Signatory


                                        THE GOVERNOR AND COMPANY OF THE BANK OF
                                        IRELAND


                                        By: /s/ Paul Clarke
                                            ------------------------------------
                                        Name: Paul Clarke
                                        Title: Director


                                        By: /s/ Louise O'Connor
                                            ------------------------------------
                                        Name: Louise O'Connor
                                        Title: Vice President


                                        GRAND CENTRAL ASSET TRUST, LMI SERIES


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: Janet Haack
                                        Title: As Attorney In Fact


                                        GRAND CENTRAL ASSET TRUST, PVV SERIES


                                        By: /s/ Molly Walter
                                            ------------------------------------
                                        Name: Molly Walter
                                        Title: As Attorney In Fact


                                        GRAYSON & CO.
                                        By: Boston Management and Research as
                                            Investment Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice Presidet


                                        GULF STREAM-COMPASS CLO 2003-1 LTD.
                                        By: Gulf Stream Asset Management LLC as
                                            Collateral Manage


                                        By: /s/ Mark Abrahm
                                            ------------------------------------
                                        Name: Mark Abrahm
                                        Title: Head Trader

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        GULF STREAM-COMPASS CLO 2005-1 LTD.
                                        By: Gulf Stream Asset Management LLC as
                                            Collateral Manage


                                        By: /s/ Mark Abrahm
                                            ------------------------------------
                                        Name: Mark Abrahm
                                        Title: Head Trader


                                        HARBOUR TOWN FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        HARTFORD INSTITUTIONAL TRUST, ON BEHALF
                                        OF ITS FLOATING RATE BANK LOAN SERIES
                                        By: Hartford Investment Management
                                            Company, its Investment Manager


                                        By: /s/ John P. Connor
                                            ------------------------------------
                                        Name: John P. Connor
                                        Title: Senior Vice President


                                        THE HARTFORD MUTUAL FUNDS, INC., ON
                                        BEHALF OF THE HARTFORD FLOATING RATE
                                        FUND by Hartford Investment Management
                                        Company, its sub-advisor, as a lender


                                        By: /s/ John P. Connor
                                            ------------------------------------
                                        Name: John P. Connor
                                        Title: Senior Vice President


                                        HEWETT'S ISLAND CDO LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                        By: /s/ Preston I. Carnes, Jr.
                                            ------------------------------------
                                        Name: Preston I. Carnes, Jr.
                                        Title: Managing Director


                                        HEWETT'S ISLAND CLO II LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                        By: /s/ Preston I. Carnes, Jr.
                                            ------------------------------------
                                        Name: Preston I. Carnes, Jr.
                                        Title: Managing Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        HEWETT'S ISLAND CLO III LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                        By: /s/ Preston I. Carnes, Jr.
                                            ------------------------------------
                                        Name: Preston I. Carnes, Jr.
                                        Title: Managing Director


                                        HEWETT'S ISLAND CLO IV, LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                        By: /s/ Robert E. Weeden
                                            ------------------------------------
                                        Name: Robert E. Weeden
                                        Title: Managing Director


                                        HEWETT'S ISLAND CLO V, LTD.
                                        By: CypressTree Investment Management
                                            Company, Inc. as Portfolio Manager


                                        By: /s/ Robert E. Weeden
                                            ------------------------------------
                                        Name: Robert E. Weeden
                                        Title: Managing Director


                                        HIBISCUS CBNA LOAN FUNDING LLC, for
                                        itself or as agent of Hibiscus CFPI
                                        Loan Funding LLC


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: As Attorney In Fact
                                        Title:
                                               ---------------------------------


                                        IDS LIFE INSURANCE COMPANY
                                        By: RiverSource Investments, LLC as
                                            Collateral Manager


                                        By: /s/ Steven B. Staver
                                            ------------------------------------
                                        Name: Steven B. Staver
                                        Title: Managing Director


                                        ING CAPITAL LLC


                                        By: /s/ Bennett C. Whitehurst
                                            ------------------------------------
                                        Name: Bennett C. Whitehurst
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        ING PRIME RATE TRUST
                                        By: ING Investment Management Co. as
                                            its Investment Manager


                                        By: /s/ Mark F. Haak, CFA
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President


                                        ING SENIOR INCOME FUND
                                        By: ING Investment Management Co. as
                                            its Investment Manager


                                        By: /s/ Mark F. Haak, CFA
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President


                                        ING INVESTMENT MANAGEMENT CLO I, LTD.
                                        By: ING Investment Management Co. as the
                                            Investment Manager


                                        By: /s/ Mark F. Haak, CFA
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President


                                        ING INVESTMENT MANAGEMENT CLO II, LTD.
                                        By: ING Alternative Asset Management
                                            LLC, as the Investment Manager


                                        By: /s/ Mark F. Haak, CFA
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President


                                        ING INVESTMENT MANAGEMENT CLO III, LTD.
                                        By: ING Alternative Asset Management
                                            LLC, as the Investment Manager


                                        By: /s/ Mark F. Haak, CFA
                                            ------------------------------------
                                        Name: Mark F. Haak, CFA
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        INVESTORS BANK & TRUST COMPANY
                                        as Sub-Custodian Agent of CypressTree
                                        International Loan Holding Company
                                        Limited


                                        By: /s/ Martha Hadeler
                                            ------------------------------------
                                        Name: Martha Hadeler
                                        Title: Managing Director


                                        By: /s/ Robert Weeden
                                            ------------------------------------
                                        Name: Robert Weeden
                                        Title: Managing Director


                                        JEFFERIES BUCKEYE MASTER FUND LTD.
                                        By: Jefferies Asset Management, LLC,
                                            its Investment Adviser


                                        By: /s/ Michael Kaelan
                                            ------------------------------------
                                        Name: Director of Operations
                                        Title:
                                               ---------------------------------


                                        JUPITER LOAN FUNDING LLC.


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        KKR FINANCIAL


                                        By: /s/ Morgan W. Falk
                                            ------------------------------------
                                        Name: Morgan W. Falk
                                        Title: Authorized Signatory


                                        LANDMARK V CDO LIMITED
                                        By: Aladdin Capital Management LLC as
                                            Manager


                                        By: /s/ David S. Jepsky
                                            ------------------------------------
                                        Name: David S. Jepsky
                                        Title: Authorized Signatory

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        LIGHTPOINT CLO 2004-1, LTD.
                                        PREMIUM LOAN TRUST I, LTD.
                                        LIGHTPOINT CLO III, LTD.


                                        By: /s/ Colin Donlan
                                            ------------------------------------
                                        Name: Colin Donlan
                                        Title: Director


                                        LOAN FUNDING I LLC. a wholly owned
                                        subsidiary of Citibank, N.A.
                                        By: TCW Advisors, Inc. as Portfolio
                                            Manager of Loan Funding I LLC


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President


                                        LONG GROVE CLO, LIMITED
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        LONG LANE MASTER TRUST IV


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Authorized Agent

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        MADISON PARK FUNDING I, LTD.


                                        By: /s/ Andrew H. Marshak
                                            ------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Managing Director


                                        MADISON PARK FUNDING II, LTD.
                                        By: Credit Suisse Alternative Capital,
                                            Inc., as Collateral Manager


                                        By: /s/ Andrew H. Marshak
                                            ------------------------------------
                                        Name: Andrew H. Marshak
                                        Title: Managing Director


                                        MALIBU CBNA LOAN FUNDING LLC, for itself or as agent for Malibu CFPI Loan Funding LLC


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: Janet Haack
                                        Title: As Attorney In Fact


                                        MARINER LDC, AS A LENDER
                                        By: Mariner Investment Group, as
                                            Investment Advisor


                                        By: /s/ Charles R. Howe II
                                            ------------------------------------
                                        Name: Charles R. Howe II
                                        Title: President


                                        MERRILL LYNCH CAPITAL, a division of
                                        Merrill Lynch Business Financial
                                        Services Inc.


                                        By: /s/ J. Burowski
                                            ------------------------------------
                                        Name: J. Burowski
                                        Title: Director


                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ Michael Ping
                                            ------------------------------------
                                        Name: Michael Ping
                                        Title: Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        MIZUHO CORPORATE BANK LTD.


                                        By: /s/ Noel S. Purcell
                                            ------------------------------------
                                        Name: Noel S. Purcell
                                        Title: Senior Vice President


                                        MJX ASSET MANAGEMENT


                                        By: /s/ Frederick H. Taylor
                                            ------------------------------------
                                        Name: Frederick H. Taylor
                                        Title: Managing Director


                                        MORGAN STANLEY SENIOR FUNDING, INC.


                                        By: /s/ Donna M. Souza
                                            ------------------------------------
                                        Name: Donna M. Souza
                                        Title: Vice President


                                        MUIRFIELD TRADING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        NATIONWIDE LIFE INSURANCE COMPANY


                                        By: /s/ Thomas M. Powers
                                            ------------------------------------
                                        Name: Thomas M. Powers
                                        Title: Vice President


                                        NATIONWIDE MUTUAL INSURANCE COMPANY


                                        By: /s/ Thomas M. Powers
                                            ------------------------------------
                                        Name: Thomas M. Powers
                                        Title: Vice President


                                        NATIXIS


                                        By: /s/ Harold Birk
                                            ------------------------------------
                                        Name: Harold Birk
                                        Title: Managing Director


                                        By: /s/ Kelvin Cheng
                                            ------------------------------------
                                        Name: Kelvin Cheng
                                        Title: Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NCRAM LOAN TRUST
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Adviser


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NCRAM SENIOR LOAN TRUST 2005
                                        By: Nomura Corporate Research and Asset
                                            Management Inc. as Investment
                                            Adviser


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        NYLIM FLATIRON CLO-2003-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ F. David Melka
                                            ------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        NYLIM FLATIRON CLO-2004-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ F. David Melka
                                            ------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        NYLIM FLATIRON CLO-2005-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ F. David Melka
                                            ------------------------------------
                                        Name: F. David Melka
                                        Title: Director


                                        NYLIM FLATIRON CLO-2006-1 LTD.
                                        By: New York Life Investment Management
                                            LLC, as Collateral Manager and
                                            Attorney-in-Fact


                                        By: /s/ F. David Melka
                                            ------------------------------------
                                        Name: F. David Melka
                                        Title: Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        NOMURA BOND 8 LOAN FUND
                                        By: Mitsubishi UFJ Trust & Banking
                                            Corporation as Trustee
                                        By: Nomura Corporate Research & Asset
                                            Management Inc., Attorney-in-Fact


                                        By: /s/ Richard W. Stewart
                                            ------------------------------------
                                        Name: Richard W. Stewart
                                        Title: Managing Director


                                        OPPENHEIMER SENIOR FLOATING RATE FUND


                                        By: /s/ Jason Reuter
                                            ------------------------------------
                                        Name: Jason Reuter
                                        Title: Manager


                                        PINEHURST TRADING INC.


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        PB CAPITAL CORPORATION


                                        By: /s/ Ronni J. Leopold
                                            ------------------------------------
                                        Name: Ronni J. Leopold
                                        Title: Vice President


                                        By: /s/ Kevin M. Higgins
                                            ------------------------------------
                                        Name: Kevin M. Higgins
                                        Title: Assistant Vice President


                                        PPM MONARCH BAY FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President


                                        PPM SHADOW CREEK FUNDING LLC


                                        By: /s/ L. Murchison Taylor
                                            ------------------------------------
                                        Name: L. Murchison Taylor
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        RACE POINT IV CLO. LTD.
                                        By: Sankaty Advisors, LLC as Collateral
                                            Manager


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        RIVERSOURCE BOND SERIES, INC.-
                                        RIVERSOURCE FLOATING RATE FUND


                                        By: /s/ Robin C. Stancil
                                            ------------------------------------
                                        Name: Robin C. Stancil
                                        Title: Assistant Vice President


                                        ROSEMONT CLO, LTD.
                                        By: Deerfield Capital Management LLC as
                                            its Collateral Manager


                                        By: /s/ Carol Kiel
                                            ------------------------------------
                                        Name: Carol Kiel
                                        Title: Sr. Vice President


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for AVERY POINT CLO, LTD.,
                                        as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Castle Hill I - INGOTS, Ltd, as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Castle Hill II - INGOTS,
                                        Ltd., as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Castle Hill III - INGOTS,
                                        Ltd., as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Loan Funding XI LLC, as
                                        Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Prospect Funding I, LLC as
                                        Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Race Point CLO, Limited, as
                                        Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for Race Point II CLO, Limited,
                                        as Term Lender


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SANKATY CREDIT OPPORTUNITIES, II, L.P.


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        SANKATY HIGH YIELD PARTERS II, L.P.


                                        By: /s/ Alan K. Halfenger
                                            ------------------------------------
                                        Name: Alan K. Halfenger
                                        Title: Chief Compliance Officer
                                               Assistant Secretary


                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research as
                                            Investor Advisor


                                        By: /s/ Michael B. Botthof
                                            ------------------------------------
                                        Name: Michael B. Botthof
                                        Title: Vice President


                                        SATELLITE SENIOR INCOME FUND II, LLC
                                        By: Satellite Asset Management, L.P. its
                                            Investment Manager


                                        By: /s/ Simon Raykher
                                            ------------------------------------
                                        Name: Simon Raykher
                                        Title: General Counsel


                                        SCOGGIN WORLDWIDE FUND, LTD.
                                        Scoggin, LLC its Investment Manager


                                        By: /s/ Craig Effron
                                            ------------------------------------
                                        Name: Craig Effron
                                        Title: Managing Member


                                        SERVES 2006-1, LTD.
                                        By: PPM America, Inc. as Collateral
                                            Manager


                                        By: /s/ Chris Kappas
                                            ------------------------------------
                                        Name: Chris Kappas
                                        Title: Managing Director


                                        SKY CBNA LOAN FUNDING LLC


                                        By: /s/ David Balmert
                                            ------------------------------------
                                        Name: David Balmert
                                        Title: Attorney in Kind


                                        STATE OF CALIFORNIA PUBLIC EMPLOYEES'
                                        RETIREMENT SYSTEM


                                        By: /s/ Arnold B. Phillips
                                            ------------------------------------
                                        Name: Arnold B. Phillips
                                        Title: Senior Portfolio Manager

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        STEDMAN CBNA LOAN FUNDING LLC, for
                                        itself or as agent for Stedman CFPI Loan
                                        Funding LLC


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: Janet Haack
                                        Title: As Attorney In Fact


                                        TCW SELECT LOAN FUND, LIMITED
                                        By: TCW Advisors, Inc. as its Collateral
                                            Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President


                                        TRO IO LLC
                                        By: Deutsche Bank AG New York Branch,
                                            its sole member

                                        By: DB Services New Jersey, Inc.


                                        By: /s/ Alice L. Wagner
                                            ------------------------------------
                                        Name: Alice L. Wagner
                                        Title: Vice President


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                        Name: Deborah O'Keeffe
                                        Title: Vice President


                                        TRO SVCO LLC
                                        By: Deutsche Bank AG New York Branch,
                                            its sole member
                                        By: DB Services New Jersey, Inc.


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                        Name: Deborah O'Keeffe
                                        Title: Vice President


                                        By: /s/ Deirdre Whorton
                                            ------------------------------------
                                        Name: Deirdre Whorton
                                        Title: Assistant Vice President


                                        TRUMBULL THC2 LOAN FUNDING LLC, for
                                        itself or as agent for Trumbull THC2
                                        Loan Funding LLC


                                        By: /s/ Janet Haack
                                            ------------------------------------
                                        Name: Janet Haack
                                        Title: As Attorney In Fact

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        UBS AG, Stamford Branch


                                        By: /s/ Douglas Gervolino
                                            ------------------------------------
                                        Name: Douglas Gervolino
                                        Title: Associate Director
                                               Banking Products Services, US


                                        By: /s/ Steven J. Nibols
                                            ------------------------------------
                                        Name: Steven J. Nibols
                                        Title: Associate Director
                                               Banking Products Services, US


                                        VELOCITY CLO, LTD.
                                        By: TCW Advisors, Inc., its Collateral
                                            Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President


                                        VENTURE CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                           Management LLC


                                        By: /s/ Frederick H. Taylor
                                            ------------------------------------
                                        Name: Frederick H. Taylor
                                        Title: Managing Director


                                        VENTURE II CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                           Management LLC


                                        By: /s/ Frederick H. Taylor
                                            ------------------------------------
                                        Name: Frederick H. Taylor
                                        Title: Managing Director


                                        VENTURE III CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                           Management LLC


                                        By: /s/ Frederick H. Taylor
                                            ------------------------------------
                                        Name: Frederick H. Taylor
                                        Title: Managing Director

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        VENTURE IV CDO 2002, LIMITED
                                        By its investment advisor, MJX Asset
                                           Management LLC


                                        By: /s/ Frederick H. Taylor
                                            ------------------------------------
                                        Name: Frederick H. Taylor, Jr.
                                        Title: Managing Director


                                        VISTA LEVERAGED INCOME FUND
                                        By its investment advisor MJX Asset
                                           Management LLC


                                        By: /s/ Frederick H. Taylor
                                            ------------------------------------
                                        Name: Frederick H. Taylor
                                        Title: Managing Director


                                        VITESSE CLO LTD.
                                        By: TCW Advisors as its Portfolio
                                            Manager


                                        By: /s/ Stephen Suo
                                            ------------------------------------
                                        Name: Stephen Suo
                                        Title: Vice President


                                        By: /s/ G. Wayne Hosang
                                            ------------------------------------
                                        Name: G. Wayne Hosang
                                        Title: Vice President


                                        VULCAN VENTURES, INC.


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WACHOVIA CAPITAL FINANCE CORPORATION
                                        (CENTRAL)


                                        By: /s/ Brian Hynds
                                            ------------------------------------
                                        Name: Brian Hynds
                                        Title: Vice President


                                        WATERSHED CAPITAL INSTITUTIONAL
                                        PARTNERS, L.P.


                                        By: /s/ Matthew J. Fucci
                                            ------------------------------------
                                        Name: Matthew J. Fucci
                                        Title: Authorized Signatory

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        WATERSHED CAPITAL PARTNERS, L.P.


                                        By: /s/ Matthew J. Fucci
                                            ------------------------------------
                                        Name: Matthew J. Fucci
                                        Title: Authorized Signatory


                                        WATERSHED CAPITAL (OFFSHORE), LTD.


                                        By: /s/ Matthew J. Fucci
                                            ------------------------------------
                                        Name: Matthew J. Fucci
                                        Title: Authorized Signatory


                                        WELLS CAPITAL MANAGEMENT 1222133


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT 12831400


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT 13702900


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT 13823100


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT 14945000


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                        WELLS CAPITAL MANAGEMENT 16017000


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WELLS CAPITAL MANAGEMENT 16896700


                                        By: /s/ Philip Susser
                                            ------------------------------------
                                        Name: Philip Susser
                                        Title: Senior Analyst


                                        WELLS FARGO FOOTHILL LLC WITHOUT
                                        WARRANTY AND/OR REPRESENTATION


                                        By: /s/ Patrick McCormack
                                            ------------------------------------
                                        Name: Patrick McCormack
                                        Title: Vice President

                      Signature Page to Eighth Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement

                                                                    EXHIBIT A TO
                                                                EIGHTH AMENDMENT

                AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN
                             AND GUARANTY AGREEMENT

                                      AMONG

                             R.J. TOWER CORPORATION,
   A DEBTOR AND A DEBTOR-IN-POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                                  AS BORROWER,

                             TOWER AUTOMOTIVE, INC.,
   A DEBTOR AND A DEBTOR-IN-POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                                    AS PARENT

                                       AND

          THE SUBSIDIARIES OF THE BORROWER AND THE PARENT NAMED HEREIN,
 EACH A DEBTOR AND A DEBTOR-IN-POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY
                                      CODE

                                  AS GUARANTORS

                                       AND

                            THE LENDERS PARTY HERETO,

                                       AND

                          JPMORGAN CHASE BANK, N.A.

                             AS ADMINISTRATIVE AGENT

                          J.P. MORGAN SECURITIES INC.,
                                AS SOLE BOOKRUNNER
                                      AND
                               SOLE LEAD ARRANGER

                      GENERAL ELECTRIC CAPITAL CORPORATION
                             AS DOCUMENTATION AGENT

                          DATED AS OF JANUARY 23, 2007

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1. DEFINITIONS ..................................................     3
   SECTION 1.01  Defined Terms ..........................................     3
   SECTION 1.02  Terms Generally ........................................    29
   SECTION 1.03  Accounting Terms; GAAP .................................    29
SECTION 2. AMOUNT AND TERMS OF CREDIT ...................................    30
   SECTION 2.01  Commitments of the Lenders .............................    30
   SECTION 2.02  Reserved ...............................................    31
   SECTION 2.03  Letters of Credit ......................................    31
   SECTION 2.04  Requests for Borrowings ................................    35
   SECTION 2.05  Funding of Borrowings ..................................    37
   SECTION 2.06  Interest Elections .....................................    37
   SECTION 2.07  [Reserved] .............................................    38
   SECTION 2.08  Interest on Loans ......................................    38
   SECTION 2.09  Default Interest .......................................    39
   SECTION 2.10  Alternate Rate of Interest .............................    40
   SECTION 2.11  Repayment of Loans; Evidence of Debt ...................    40
   SECTION 2.12  Optional Termination or Reduction of Commitment ........    41
   SECTION 2.13  Mandatory Prepayment; Commitment Termination ...........    41
   SECTION 2.14  Optional Prepayment of Loans ...........................    42
   SECTION 2.15  Reserved ...............................................    43
   SECTION 2.16  Increased Costs ........................................    43
   SECTION 2.17  Break Funding Payments .................................    44
   SECTION 2.18  Taxes ..................................................    44
   SECTION 2.19  Payments Generally; Pro Rata Treatment .................    45
   SECTION 2.20  Mitigation Obligations; Replacement of Lenders .........    46
   SECTION 2.21  Certain Fees ...........................................    47
   SECTION 2.22  Commitment Fee .........................................    47
   SECTION 2.23  Letter of Credit Fees ..................................    48
   SECTION 2.24  Nature of Fees .........................................    48
   SECTION 2.25  Priority and Liens .....................................    48
   SECTION 2.26  Right of Set-Off .......................................    50
   SECTION 2.27  Security Interest in Letter of Credit Account ..........    50

                                TABLE OF CONTENTS
                                   (CONTINUED)

   SECTION 2.28  Payment of Obligations .................................    51
   SECTION 2.29  No Discharge; Survival of Claims .......................    51
   SECTION 2.30  Use of Cash Collateral .................................    51
SECTION 3. REPRESENTATIONS AND WARRANTIES ...............................    51
   SECTION 3.01  Organization and Authority .............................    51
   SECTION 3.02  Due Execution ..........................................    51
   SECTION 3.03  Statements Made ........................................    52
   SECTION 3.04  Financial Statements ...................................    52
   SECTION 3.05  Ownership ..............................................    53
   SECTION 3.06  Liens ..................................................    53
   SECTION 3.07  Compliance with Law ....................................    53
   SECTION 3.08  Insurance ..............................................    54
   SECTION 3.09  Use of Proceeds ........................................    54
   SECTION 3.10  Litigation .............................................    54
   SECTION 3.11  Labor Relations ........................................    54
   SECTION 3.12  ERISA ..................................................    55
   SECTION 3.13  The Orders .............................................    55
   SECTION 3.14  Properties .............................................    55
SECTION 4. CONDITIONS OF LENDING ........................................    56
   SECTION 4.01  Conditions Precedent to Initial Loans and Initial
                 Letters of Credit ......................................    56
   SECTION 4.02  Conditions Precedent to Each Loan and Each Letter of
                 Credit .................................................    58
   SECTION 4.03  Conditions Precedent to the Tranche B Loan .............    59
SECTION 5. AFFIRMATIVE COVENANTS ........................................    60
   SECTION 5.01  Financial Statements, Reports, etc .....................    60
   SECTION 5.02  Existence ..............................................    63
   SECTION 5.03  Insurance ..............................................    63
   SECTION 5.04  Obligations and Taxes ..................................    63
   SECTION 5.05  Notice of Event of Default, etc ........................    63
   SECTION 5.06  Access to Books and Records ............................    63
   SECTION 5.07  Maintenance of Concentration Account ...................    64

                                TABLE OF CONTENTS
                                   (CONTINUED)

   SECTION 5.08  Borrowing Base Certificate .............................    64
   SECTION 5.09  Collateral Monitoring and Review .......................    65
   SECTION 5.10  Public Rating ..........................................    65
   SECTION 5.11  Schedule Supplement ....................................    65
SECTION 6. NEGATIVE COVENANTS ...........................................    65
   SECTION 6.01  Liens ..................................................    65
   SECTION 6.02  Merger, etc ............................................    66
   SECTION 6.03  Indebtedness ...........................................    66
   SECTION 6.04  Capital Expenditures ...................................    67
   SECTION 6.05  EBITDA .................................................    67
   SECTION 6.06  Guarantees and Other Liabilities .......................    68
   SECTION 6.07  Chapter 11 Claims ......................................    69
   SECTION 6.08  Dividends; Capital Stock ...............................    69
   SECTION 6.09  Transactions with Affiliates ...........................    69
   SECTION 6.10  Investments, Loans and Advances ........................    69
   SECTION 6.11  Disposition of Assets ..................................    70
   SECTION 6.12  Nature of Business .....................................    70
SECTION 7. EVENTS OF DEFAULT ............................................    70
   SECTION 7.01  Events of Default ......................................    70
SECTION 8. THE AGENT ....................................................    74
   SECTION 8.01  Administration by Agent ................................    74
   SECTION 8.02  Rights of Agent ........................................    74
   SECTION 8.03  Liability of Agent .....................................    74
   SECTION 8.04  Reimbursement and Indemnification ......................    75
   SECTION 8.05  Successor Agent ........................................    75
   SECTION 8.06  Independent Lenders ....................................    76
   SECTION 8.07  Advances and Payments ..................................    76
   SECTION 8.08  Sharing of Setoffs .....................................    76
SECTION 9. GUARANTY .....................................................    77
   SECTION 9.01  Guaranty ...............................................    77
   SECTION 9.02  No Impairment of Guaranty ..............................    78

                                TABLE OF CONTENTS
                                   (CONTINUED)

   SECTION 9.03  Subrogation ............................................    78
SECTION 10. MISCELLANEOUS ...............................................    78
   SECTION 10.01 Notices ................................................    78
   SECTION 10.02 Survival of Agreement, Representations and Warranties,
                 etc. ...................................................    79
   SECTION 10.03 Successors and Assigns .................................    79
   SECTION 10.04 Confidentiality ........................................    83
   SECTION 10.05 Expenses; Indemnity; Damage Waiver .....................    83
   SECTION 10.06 CHOICE OF LAW ..........................................    84
   SECTION 10.07 No Waiver ..............................................    84
   SECTION 10.08 Extension of Maturity ..................................    84
   SECTION 10.09 Amendments, etc ........................................    85
   SECTION 10.10 Severability ...........................................    86
   SECTION 10.11 Headings ...............................................    86
   SECTION 10.12 Survival ...............................................    86
   SECTION 10.13 Execution in Counterparts; Integration; Effectiveness ..    86
   SECTION 10.14 Prior Agreements .......................................    87
   SECTION 10.15 Further Assurances .....................................    87
   SECTION 10.16 USA Patriot Act ........................................    87
   SECTION 10.17 WAIVER OF JURY TRIAL ...................................    87

ANNEX A          Commitment Amounts

EXHIBIT A     -  Form of Interim Order
EXHIBIT B     -  Form of Security and Pledge Agreement
EXHIBIT C-1   -  Form of Opinion of Kirkland & Ellis LLP
EXHIBIT C-2   -  Form of Opinion of Varnum, Riddering, Schmidt & Howlett LLP
EXHIBIT D     -  Form of Assignment and Acceptance
EXHIBIT E     -  Form of Borrowing Base Certificate

SCHEDULE 1.01 -  Existing Agreement
SCHEDULE 3.04 -  Material Adverse Effect
SCHEDULE 3.05 -  Subsidiaries
SCHEDULE 3.06 -  Liens
SCHEDULE 3.10 -  Litigation
SCHEDULE 6.09 -  Transactions with Shareholders
SCHEDULE 6.10 -  Existing Investments

                                TABLE OF CONTENTS
                                   (CONTINUED)

SCHEDULE 6.11 -  Sale of Marketable Securities

                AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN
                             AND GUARANTY AGREEMENT
                          DATED AS OF JANUARY 23, 2007

          AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of January 23, 2007, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a "Case" and collectively, the "Cases"), JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                             INTRODUCTORY STATEMENT

          On February 2, 2005, the Borrower and the Guarantors filed voluntary petitions with the Bankruptcy Court initiating the Cases and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

          The Borrower has applied to the Lenders for a loan facility of up to $725,000,000, comprised of (i) a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300,000,000 as set forth herein and (ii) a term loan in an aggregate principal amount of $425,000,000 as set forth herein, all of the Borrower's obligations under each of which are to be guaranteed by the Guarantors.

          The proceeds of the Loans will be used (i) in the case of revolving credit loans and letters of credit, for general working capital and corporate purposes of the Borrower and the Guarantors (including, but only to the extent permitted under Section 6.10, for loans and advances to Subsidiaries not party hereto) and (ii) the case of the term loan, to refinance and repay in full the Existing First Lien Indebtedness.

          To provide guarantees and security for the repayment of the Loans, the reimbursement of any draft drawn under a Letter of Credit and the payment of the other obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents (including, without limitation, the Obligations of the Borrower and the Guarantors to JPMCB, any other Lender or any of their respective banking Affiliates permitted by Section 6.03(vi)), the Borrower and the Guarantors will provide to the Agent and the Lenders the following (each as more fully described herein):

     (a) a guaranty from each of the Guarantors of the due and punctual payment and performance of the obligations of the Borrower hereunder;

     (b) an allowed administrative expense claim in each of the Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having joint and several superpriority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code;

     (c) a perfected first priority Lien, pursuant to Section 364(c)(2) of the Bankruptcy Code, upon all property of the Borrower's and the Guarantors' respective estates in the Cases that is not subject to valid, perfected and non-avoidable liens on the Filing Date, including, without limitation, all present and future accounts receivable (other than, prior to any repurchase thereof by any of the Debtors, receivables heretofore sold to the Receivables Subsidiary pursuant to the Permitted Receivable Purchase Facility), inventory, general intangibles, chattel paper, real property, leaseholds, fixtures, machinery and equipment, deposit accounts, patents, copyrights, trademarks, tradenames, rights under license agreements, other intellectual property and the capital stock of Subsidiaries owned by the Borrower and Guarantors (but excluding the Borrower's and the Guarantors' rights in respect of (x) avoidance actions under the Bankruptcy Code and (y) Joint Venture Interests and Specified LLC Interests and related assets as to which (i) Liens thereon are not permitted to be granted or (ii) if as a result of the granting of such Lien, the value of such Joint Venture Interests and Specified LLC Interests and related assets would be materially adversely compromised, it being understood that, notwithstanding such exclusions, the proceeds of such avoidance actions, Joint Venture Interests and Specified LLC Interests and related assets shall be subject to such Liens under Section 364(c)(2) of the Bankruptcy Code and available to repay the Loans) and on all cash and cash equivalents in the Letter of Credit Account;

     (d) a perfected Lien, pursuant to Section 364(c)(3) of the Bankruptcy
Code, upon all property of the Borrower's and the Guarantors' respective estates in the Cases that is subject to valid, perfected and non-avoidable Liens in existence on the Filing Date or that is subject to valid Liens in existence on the Filing Date that are perfected subsequent to the Filing Date as permitted by
Section 546(b) of the Bankruptcy Code (other than the property referred to in paragraph (e) below that is subject to the valid and perfected Liens that presently secure the Borrower's and Guarantors' pre-petition Indebtedness under the Existing Agreement and Liens that are junior to such existing Liens, which Liens shall be primed by the Liens to be granted to the Agent as described in such paragraph) or that is subject to Permitted Liens, junior to such valid, perfected and non-avoidable Liens; and

     (e) perfected first priority senior priming Liens, pursuant to Section 364(d)(1) of the Bankruptcy Code, upon all property of the Borrower and the Guarantors that is subject to (x) the existing Liens that presently secure the Borrower's and Guarantors' pre-petition Indebtedness under or in connection with that certain Credit Agreement dated as of May 24, 2004, as amended, among the Borrower, the Guarantors, the Existing First Lien Lenders and Existing Second Lien Lenders from time to time party thereto and the Existing Agent, as administrative agent, (as amended, the "Existing Agreement") and any Liens that are junior to such existing Liens (but subject to any Liens to which the Liens being primed hereby are subject on the Filing Date or become subject subsequent to the Filing Date as permitted by Section 546(b) of the Bankruptcy Code) and
(y) any Liens granted after the Filing Date to provide adequate protection in respect of such existing Liens under the Existing Agreement or any Liens that are junior thereto, which first priority priming Liens in favor of the Agent and the Lenders shall be senior in all respects to all of such existing Liens under or in connection with the Existing Agreement and all of such Liens that are junior thereto, and to any Liens granted after the Filing Date to provide adequate protection in respect thereof;

          All of the claims and the Liens granted hereunder in the Cases to the Agent and the Lenders shall be subject to the Carve-Out to the extent provided in Section 2.25.

          Accordingly, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS

     SECTION 1.01 DEFINED TERMS.

          "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

          "Account" shall mean any right to payment for goods sold or leased or for services rendered, whether or not earned by performance, as set forth in the UCC.

          "Account Debtor" shall mean the Person obligated on an Account.

          "Additional Credit" shall have the meaning given such term in Section 4.02(d).

          "Adjusted Eligible Accounts Receivable" shall mean the Eligible Accounts Receivable, minus the Dilution Reserve.

          "Adjusted Eligible Finished Goods" shall mean, on any date, Eligible Finished Goods minus Inventory Reserves.

          "Adjusted Eligible Raw Materials" shall mean, on any date, Eligible Raw Materials minus Inventory Reserves.

          "Adjusted Eligible Work-in-Process" shall mean, on any date, Eligible Work in Process minus Inventory Reserves.

          "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Affiliate" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person (a "Controlled Person") shall be deemed to be "controlled by" another Person (a "Controlling Person") if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise.

          "Agent" shall have the meaning given such term in the Introduction.

          "Agreement" shall mean this Revolving Credit, Term Loan and Guaranty Agreement, as the same may from time to time be amended, modified or supplemented.

          "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

          "Approved Fund" shall have the meaning given such term in Section
10.03.

          "Assessment Rate" shall mean, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Agent to be representative of the cost of such insurance to the Lenders.

          "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, substantially in the form of Exhibit D.

          "Availability Period" shall mean the period from and including the Closing Date to but excluding the Termination Date.

          "Available Inventory" at any date of determination shall be equal to the lesser of (i) an amount equal to 65% of each of Adjusted Eligible Finished Goods, Adjusted Eligible Work in Process and Adjusted Eligible Raw Material, less (d) Rent Reserves or (ii) 85% of the product of (x) the Net Recovery Liquidation Rate in effect (based on the then most recent independent inventory appraisal) on such date of determination multiplied by (y) the aggregate amount of gross domestic Inventory (as reported in accordance with the Company's perpetual inventory system at such date of determination) as set forth in the most recent Borrowing Base Certificate.

          "Available Receivables" at any date of determination shall be equal to 85% of Adjusted Eligible Accounts Receivable.

          "Bankruptcy Code" shall mean The Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

          "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Southern District of New York or any other court having jurisdiction over the Cases from time to time.

          "Base CD Rate" shall mean the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "Borrower" shall have the meaning given such term in the Introduction.

          "Borrowing" shall mean (a) the incurrence, conversion or continuation of Tranche A Loans of a single Type made from all the Tranche A Lenders on a single date and having, in the case of Eurodollar Loans, a single Interest Period and (b) the Tranche B Loan.

          "Borrowing Base" shall mean, at the time of any determination, an amount equal to the sum, without duplication, of (A) Available Receivables, plus
(B) Available Inventory, plus (C) the M&E Component, plus (D) $25,000,000 during each of the periods of July 15, 2005 through August 15, 2005, December 15, 2005 through January 15, 2006, July 15, 2006 through August 15, 2006 and November 1, 2006 through August 2, 2007, minus (E) Borrowing Base Carve-Out Amount, provided, that the amount derived from clause (C) shall not exceed the lesser of
(i) $200,000,000 or (ii) an amount equal to 75% of the sum of clauses (A), (B) and (C). The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to Agent pursuant to Section
5.08. Standards of eligibility and reserves and advance rates of the Borrowing Base may be revised and adjusted from time to time by the Agent in its reasonable discretion (provided, that the Agent may not revise Borrowing Base standards if the effect thereof would be to increase the advance rates above the rates in effect on the effective date of the Borrowing Base Amendment or to add new asset categories to the Borrowing Base without the consent of the requisite Lenders as set forth in Section 10.09), with any changes in such standards to be effective upon the later of the date of the next succeeding weekly Borrowing Base Certificate or 5 Business Days after delivery of notice thereof to the Borrower.

          "Borrowing Base Amendment" shall mean that certain First Amendment, dated as of February 28, 2005 to the Agreement.

          "Borrowing Base Carve-Out Amount" shall mean an amount equal to $7,000,000.

          "Borrowing Base Certificate" shall mean a certificate substantially in the form of Exhibit E (with such changes therein as may be required by the Agent to reflect the components of and reserves against the Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete in all material respects by a Financial Officer which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as (i) outlined in Schedule 1 to Exhibit E, (ii) as reasonably requested by the Agent, and (iii) as provided for in Section 5.08.

          "Borrowing Request" shall mean a request by the Borrower for a Borrowing in accordance with Section 2.04.

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City are required or authorized to remain closed (and, for a Letter of Credit, other than a day on which the Issuing Lender issuing such Letter of Credit is closed); provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits on the London interbank market.

          "Capital Expenditures" shall mean, for any period, for any Person, the aggregate of all expenditures (whether (i) paid in cash and not theretofore accrued or (ii) accrued as liabilities during such period, and including that portion of any post-petition Capitalized Lease which is capitalized on the consolidated balance sheet of the Borrower and the Guarantors) net of cash amounts received by such Borrowers and the Guarantors from other Persons during such period in reimbursement of Capital Expenditures made by such Person, excluding interest capitalized during construction, made by the Borrowers and the Guarantors during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrowers and the Guarantors (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by the Borrower or any Guarantor to the extent of the gross amount of such purchase price less the "trade-in" value or credit granted by the purchaser of the equipment being traded in at such time), but excluding expenditures made in connection with the replacement or restoration of assets to the extent reimbursed or financed from (x) insurance proceeds paid on account of the loss of or the damage to the assets being replaced or restored or (y) awards of compensation arising from the taking by condemnation or eminent domain of such assets being replaced.

          "Capitalized Lease" shall mean, as applied to any Person, any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

          "Carve-Out" shall have the meaning given such term in Section 2.25.

          "Cases" shall have the meaning given such term in the Introduction.

          "Cash Collateralization" shall have the meaning given such term in
Section 2.03(j).

          "Change in Law" shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Lender (or, for purposes of Section 2.16(b), by any lending office of such Lender or Issuing Lender or by such Lender's or Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Change of Control" shall mean (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent or the Borrower; or (ii) the occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Parent or the Borrower by Persons who were neither (A) nominated by the Board of Directors of the Parent or the Borrower nor (B) appointed by directors so nominated.

          "Closing Date" shall mean the date on which this Agreement has been executed and the conditions precedent to the making of the initial Loans set forth in Section 4.01 have been satisfied or waived, which date shall occur promptly upon entry of the Interim Order, but in any event not later than 10 days following the entry of the Interim Order.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Collateral" shall mean the "Collateral" as defined in the Security and Pledge Agreement.

          "Commitment Fee" shall have the meaning given such term in Section
2.22.

          "Commitment Letter" shall mean that certain Commitment Letter dated January 31, 2005, among the Agent, JPMorgan and the Borrower.

          "Consummation Date" shall mean the date of the substantial consummation (as defined in Section 1101 of the Bankruptcy Code and which for purposes of this Agreement shall be no later than the effective date) of a Reorganization Plan that is confirmed pursuant to an order of the Bankruptcy Court.

          "Dilution Factors" shall mean, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable in a manner consistent with current and historical accounting practices of the Borrower and the Guarantors.

          "Dilution Ratio" shall mean, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the twelve (12) most recently ended fiscal months divided by (b) total gross sales for the twelve (12) most recently ended fiscal months or such other amount as may be determined by the Agent in its reasonable discretion in the event the Borrower is unable to calculate dilution effectively in the manner contemplated.

          "Dilution Reserve" shall mean, at any date, (i) the amount by which the Dilution Ratio exceeds 5% multiplied by (ii) the Eligible Accounts Receivable on such date.

          "DIP Leverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of (x) the sum of all of the Tranche A Loans and the Tranche B Loan outstanding at such time to (y) Global EBITDA at such time.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "Domestic EBITDA" shall mean, for any period, all as determined in accordance with GAAP, the consolidated net income (or net loss) of the Domestic Entities for such period, plus (a) to the extent deducted in the calculation of consolidated net income, the sum of (i) depreciation expense, (ii) amortization expense, (iii) other non-cash charges, (iv) consolidated federal, state and local income tax expense, (v) gross interest expense for such period less gross interest income for such period, (vi) extraordinary losses, (vii) any restructuring charges, (viii) professional fees and expenses incurred and costs under employee retention programs, (ix) without duplication, "Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") as shown on the consolidated statement of income of the Domestic Entities for such period,
(x) plus or minus the cumulative effect of any change in accounting principles and (xi) plus or minus equity in the earnings of Metalsa, less (b) extraordinary gains, plus or minus (c) the amount of cash received or expended in such period in respect of any amount which, under clause (vii) above, was taken into account in determining Domestic EBITDA for such or any prior period plus (d) cash dividends and distributions received from Metalsa.

          "Domestic Entities" shall mean the Parent, the Borrower and their direct and indirect domestic Subsidiaries on a consolidated basis.

          "Eligible Accounts Receivable" means, at the time of any determination thereof, each Account that satisfies the following criteria and continues to meet the same at the time of such determination: such Account (i) has been invoiced to, and represents the bona fide amounts due to the Borrower or a Guarantor from, the purchaser of goods or services, in each case originated in the ordinary course of business of the Borrower or a Guarantor and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (u) below. Without limiting the foregoing, to qualify as Eligible Accounts Receivable, an Account shall indicate no person other than the Borrower or a Guarantor as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Borrower or a Guarantor, as applicable, may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)), (ii) without duplication, the aggregate amount of all limits and deductions provided for in this definition and elsewhere in this Agreement, if any, and (iii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrower or a Guarantor to reduce the amount of such Account. Criteria and eligibility standards used in determining Eligible Accounts Receivable may be fixed and revised from time to time by the Agent, in its reasonable discretion, and in the Agent's reasonable exclusive judgment, with any changes in such criteria to be effective upon the later of the date of the next succeeding weekly Borrowing Base Certificate or 5 Business Days after delivery of notice thereof to the Borrower. Unless otherwise approved from time to time in writing by the Agent, no Account shall be an Eligible Account Receivable if, without duplication:

          (a) (i) the Borrower or a Guarantor does not have sole lawful and absolute title to such Account or (ii) the goods sold with respect to such Account have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates that any Person other than the Borrower or a Guarantor has or has purported to have an ownership interest in such goods; or

          (b) (i) it is unpaid more than 120 days from the original date of invoice or 60 days (or 90 days in the case of Accounts with respect to which the Account Debtor is Ford Motor Company, General Motors, Daimler Chrysler, Honda, Toyota or Renault Nissan) from the original due date or (ii) it has been written off the books of the Borrower or a Guarantor or has been otherwise designated on such books as uncollectible; or

          (c) more than 50% in face amount of all Accounts of the same Account Debtor are ineligible pursuant to clause (b) above; or

          (d) the Account Debtor is insolvent or the subject of any bankruptcy case or insolvency proceeding of any kind (other than postpetition accounts payable of an Account Debtor that is a debtor-in-possession under the Bankruptcy Code and reasonably acceptable to the Agent); or

          (e) the Account is not payable in Dollars or the Account Debtor is either not organized under the laws of the United States of America, Canada, any state or province thereof, or the District of Columbia or is located outside or has its principal place of business or substantially all of its assets outside the United States or Canada; or

          (f) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the relevant Borrower duly assigns its rights to payment of such Account to the Agent pursuant to the Assignment of Claims Act of 1940, as amended, which assignment and related documents and filings shall be in form and substance reasonably satisfactory to the Agent; or

          (g) the Account is subject to any security deposit (to the extent received from the applicable Account Debtor), progress payment, retainage or other similar advance made by or for the benefit of the applicable Account Debtor, in each case to the extent thereof; or

          (h) (i) it is not subject to a valid and perfected first priority Lien in favor of the Agent for the benefit of the Secured Parties, subject to no other Liens other than Liens permitted by the Agreement or (ii) it does not otherwise conform in all material respects to the representations and warranties contained in the Agreement relating to Accounts; or

          (i) (i) such Account was invoiced in advance of goods or services provided, (ii) such Account was invoiced twice or more, or (iii) the associated income has not been earned; or

          (j) to the extent the Account is classified as a note receivable by the Borrower or a Guarantor; or

          (k) the Account is a non-trade Account, or relates to payments for interest; or

          (l) the sale to the Account Debtor is on a bill-and-hold, guaranteed sale, sale-and-return, ship-and-return, sale on approval, extended terms, or consignment or other similar basis or made pursuant to any other agreement providing for repurchases or return of any merchandise which has been claimed to be defective or otherwise unsatisfactory; or

          (m) the goods giving rise to such Account have not been shipped and title has not been transferred to the Account Debtor, or the Account represents a "progress-billing" or otherwise does not represent a complete sale; for purposes hereof, "progress-billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the Borrower completion of any further performance under the contract or agreement; or

          (n) it arises out of a sale made by the Borrower or a Guarantor to an employee, officer, agent, director, stockholder, Subsidiary or Affiliate of the Borrower or a Guarantor; or

          (o) such Account was not paid in full, and the Borrower or a Guarantor created a new receivable for the unpaid portion of the Account, and other Accounts constituting chargebacks, debit memos and other adjustments for unauthorized deductions; or

          (p) the Account Debtor (i) has (other than in the case of a pre-petition right of set-off) or has asserted a right of set-off against the Borrower or a Guarantor (unless such Account Debtor has entered into a written agreement reasonably acceptable to the Agent to waive such set-off rights) or (ii) has disputed its liability
          (whether by chargeback or otherwise) or made any asserted or unasserted claim with respect to the Account or any other Account of the Borrower or a Guarantor which has not been resolved, in each case, without duplication, only to the extent of the amount of such actual or asserted right of set-off, or the amount of such dispute or claim, as the case may be, it being understood that the Accounts described in this paragraph (p) shall be updated on a monthly, rather than weekly, basis which update shall be reflected on the Borrowing Base Certificate delivered pursuant to clause (b) of Section 5.08; or

          (q) the Account does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local; or

          (r) as to any Account, to the extent that a check, promissory note, draft, trade acceptance or other Instrument for the payment of money has been received, presented for payment and returned uncollected for any reason (other than bank error prior to the correction thereof); or

          (s) the Account is an extended terms account, which is due and payable more than 90 days from the original date of invoice; or

          (t) the Account is created on cash on delivery terms; or

          (u) the Account represents tooling receivables related to tooling that has not been received by the Borrower or a Guarantor and approved and accepted by the applicable customer.

Notwithstanding the forgoing, all Accounts of any single Account Debtor and its Affiliates which, in the aggregate, exceed (i) 25% in respect of an Account Debtor whose securities are rated Investment Grade or (ii) 10% in respect of all other Account Debtors (other than Ford Motor Company and Renault Nissan, in which cases such percentage shall be 35% and other than General Motors, Daimler Chrysler, Honda and Toyota, in which cases such percentage shall be 25%), of the total amount of all Eligible Accounts Receivable at the time of any determination shall be deemed not to be Eligible Accounts Receivable to the extent of such excess. In determining the aggregate amount from the same Account Debtor that is unpaid more than 120 days from the date of invoice or more than 60 days (or 90 days, as applicable) from the due date pursuant to clause (b), above there shall be excluded the amount of any net credit balances relating to Accounts due from an Account Debtor with invoice dates more than 120 days from the date of invoice or more than 60 days (or 90 days, as applicable) from the due date.

          "Eligible Assignee" shall mean (i) a commercial bank having total assets in excess of $1,000,000,000; (ii) a finance company, insurance company or other financial institution or fund, in each case reasonably acceptable to the Agent, which in the ordinary course of business extends credit of the type contemplated herein and has total assets in excess of $200,000,000 and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA; (iii) a Lender Affiliate of the assignor Lender; and (iv) any other financial institution satisfactory to the Agent.

          "Eligible Finished Goods" shall mean, on any date, Eligible Inventory defined as Finished Goods by the Borrower or a Guarantor on such date as shown on the Borrower's or such Guarantor's perpetual inventory records in accordance with its current and historical accounting practices.

          "Eligible Inventory" shall mean, at the time of any determination thereof, without duplication, the Inventory Value of the Borrower and the Guarantors at the time of such determination that is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses
(a) through (n) below. Without limiting the foregoing, to qualify as "Eligible Inventory" no person other than the Borrower or a Guarantor shall have any direct or indirect ownership, interest or title to such Inventory and no person other than the Borrower or any Guarantor, shall be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein. Borrowing Base eligibility standards may be fixed and revised from time to time by the Agent, in its reasonable discretion, and in the Agent's reasonable exclusive judgment, with any changes in such standards to be effective upon the later of the date of the next succeeding weekly Borrowing Base Certificate or 5 Business Days after delivery of notice thereof to the Borrower. Unless otherwise from time to time approved in writing by the Agent, no Inventory shall be deemed Eligible Inventory if, without duplication:

     (a) the Borrower or a Guarantor does not have good, valid and unencumbered title thereto; or

     (b)  it is not located in the United States; or

     (c) it is not either (i) located on property owned by the Borrower or a Guarantor, or (ii) located in a third party warehouse or at a third party processor (it being understood that the Borrower will provide its best estimate of the value of such Inventory to be agreed to by the Agent and reflected in the Borrowing Base Certificate) or in another location not owned by the Borrower or a Guarantor, and either
          (A) is not covered by a Landlord Lien Waiver or Bailee Letter, as applicable, in each case in form and substance reasonably acceptable to the Agent, or (B) a Rent Reserve has not been taken with respect to such Inventory; or

     (d) it is goods returned or rejected due to quality issues by customers of the Borrower or a Guarantor; or

     (e) it is operating supplies, packaging or shipping materials, cartons, repair parts, labels or miscellaneous spare parts and other such materials not considered used for sale in the ordinary course of business by the Agent in its reasonable discretion from time to time; or

     (f) it is not subject to a valid and perfected first priority Lien in favor of the Agent; or

     (g) it is consigned or at a customer location but still accounted for in the Borrower's or a Guarantor's perpetual inventory balance; or

     (h) it is Inventory that is in-transit to or from a location not leased or operated by the Borrower or a Guarantor (it being understood that the Borrower will provide its best estimate of the value of such Inventory to be agreed to by the Agent and reflected in the Borrowing Base Certificate); or

     (i) it is seconds or thirds or it is obsolete or unmerchantable or is identified as overstock or excess by the Borrower or a Guarantor, or does not otherwise conform to the representations and warranties contained in the Agreement applicable to Inventory subject to any materiality contained in such representations and warranties; or

     (j) it is Inventory used as a sample or prototype, displays or display items; or

     (k) any portion of Inventory Value thereof is attributable to intercompany profit among the Borrower and the Guarantors or their Affiliates; or

     (l)  any Inventory that is damaged or marked for return to vendor; or

     (m) such Inventory does not meet all material applicable standards imposed by any Governmental Authority having regulatory authority over it.

          "Eligible Raw Materials" shall mean, on any date, Eligible Inventory defined as Raw Materials by the Borrower on such date as shown on the Borrower perpetual inventory records in accordance with its current and historical accounting practices.

          "Eligible Work in Process" shall mean, on any date, Eligible Inventory defined as Work-in-Process by the Borrower or any Guarantor on such date as shown on the Borrower perpetual inventory records in accordance with its current and historical accounting practices.

          "Environmental Laws" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating to the protection of the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Parent or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Environmental Lien" shall mean a Lien in favor of any Governmental Authority for (i) any liability under federal or state environmental laws or regulations, or (ii) damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.

          "Equity Interests" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" shall mean (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurocurrency Liabilities" shall have the meaning assigned thereto in Regulation D issued by the Board, as in effect from time to time.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

          "Event of Default" shall have the meaning given such term in Section
7.

          "Excluded Taxes" shall mean, with respect to the Agent, any Lender, any Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.18(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.18(a).

          "Existing Agent" shall mean Silver Point Capital Fund, L.P. in its capacity as Administrative Agent for the lenders from time to time party to the Existing Agreement.

          "Existing Agreement" shall have the meaning set forth in the Introduction and shall include all of the agreements granting security interests and Liens in property and assets of the Borrower and the Guarantors to the Existing Lenders, including without limitation, the security agreements, mortgages and leasehold mortgages listed on Schedule 1.01 hereto, each of which documents was executed and delivered (to the extent party thereto) by the Borrower and the Guarantors prior to the Filing Date, as each may have been amended or modified from time to time.

          "Existing First Lien Indebtedness" shall mean Indebtedness and other obligations incurred by the Borrower and the Guarantors under the First Lien Facility (as such term is defined in the Existing Agreement).

          "Existing First Lien Lenders" shall mean the lenders from time to time holding Existing First Lien Indebtedness.

          "Existing Lenders" shall mean, collectively, the Existing First Lien Lenders and the Existing Second Lien Lenders under the Existing Agreement, together with any successors or assigns thereof.

          "Existing Second Lien Indebtedness" shall mean Indebtedness and other obligations incurred by the Borrower and the Guarantors under the Second Lien Facility (as such term is defined in the Existing Agreement).

          "Existing Second Lien Lenders" shall mean the lenders from time to time holding Existing Second Lien Indebtedness.

          "Federal Funds Effective Rate" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

          "Fees" shall collectively mean the Commitment Fees, Letter of Credit Fees and other fees referred to in Sections 2.21, 2.22 and 2.23.

          "Filing Date" shall mean February 2, 2005.

          "Final Order" shall have the meaning given such term in Section
4.02(d).

          "Financial Officer" shall mean the chief financial officer, controller, corporate controller, treasurer or corporate treasurer of the Borrower.

          "Finished Goods" shall mean completed goods which require no additional processing or manufacturing, to be sold to non-Affiliate/third party customers by the Borrower or any Guarantor in the ordinary course of business.

          "Foreign Lender" shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Subsidiary" shall mean any direct or indirect non-U.S. Subsidiary of the Borrower, other than Seojin.

          "GAAP" shall mean generally accepted accounting principles applied in accordance with Section 1.03.

          "Global EBITDA" shall mean, for any period, all as determined in accordance with GAAP, the consolidated net income (or net loss) of the Global Entities for such period, plus (a) to the extent deducted in the calculation of consolidated net income, the sum of (i) depreciation expense, (ii) amortization expense, (iii) other non-cash charges, (iv) consolidated foreign, federal, state and local income taxes expense, (v) gross interest expense for such period less gross interest income for such period, (vi) extraordinary losses, (vii) any restructuring charges, (viii) professional fees and expenses incurred by, and costs under employee retention programs of, the Domestic Entities, (ix) without duplication, "Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") of the Domestic Entities as shown on the consolidated statement of income of the Domestic Entities for such period, (x) plus or minus the cumulative effect of any change in accounting principles and (xi) plus or minus equity in the earnings of Metalsa less (b) extraordinary gains, plus or minus
(c) the amount of cash received or expended in such period in respect of any amount which, under clause (vii ) above, was taken into account in determining Global EBITDA for such or any prior period, plus (d) cash dividends and distributions received from Metalsa.

          "Global Entities" shall mean the Parent and all of its direct and indirect Subsidiaries, on a consolidated basis.

          "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantor" shall have the meaning set forth in the Introduction.

          "Hazardous Materials" shall mean all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Indebtedness" shall mean, at any time and with respect to any Person,
(i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, trade payables that are not more than 60 days past due (or that are more than 60 days past due, if the validity or amount thereof is being contested in good faith and by appropriate proceedings and if such Person shall have set aside on its books adequate reserves therefor in accordance with GAAP) and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property, in which case such Indebtedness shall be limited to the value of the property), (v) all obligations of such Person under Capitalized Leases, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities and all obligations of such Person in respect of (x) currency swap agreements, currency future or option contracts and other similar agreements designed to hedge against fluctuations in foreign interest or exchange rates and (y) interest rate swap, cap or collar agreements and interest rate future or option contracts, in each case on a marked-to-market basis; (vii) all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii) all Indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; provided, however, such Indebtedness referred to in this clause (viii) shall be the lesser of the value of such property on which a Lien is attached or the amount of such Indebtedness.

          "Indemnified Taxes" shall mean Taxes other than Excluded Taxes.

          "Indemnitee" shall have the meaning given such term in Section
10.05(b).

          "Insufficiency" shall mean, with respect to any Plan, its "amount of unfunded benefit liabilities" within the meaning of Section 4001(a)(18) of ERISA, if any.

          "Interest Election Request" shall mean a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06.

          "Interest Payment Date" shall mean (i) as to any Eurodollar Loan, the last day of each consecutive 30 day period running from the commencement of the applicable Interest Period, and (ii) as to all ABR Loans, the last calendar day of each month and the date on which any ABR Loans are converted to Eurodollar Loans pursuant to Section 2.06.

          "Interest Period" shall mean, as to any Borrowing of Eurodollar Loans, the period commencing on the date of such Borrowing (including as a result of a conversion from ABR Loans) or on the last day of the preceding Interest Period applicable to such Borrowing and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is one, three, six or nine months thereafter, as the Borrower may elect in the related notice delivered pursuant to Sections 2.04, 2.06 or 2.07; provided, however, that (i) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) no Interest Period shall end later than the Termination Date.

          "Interim Order" shall have the meaning given such term in Section 4.01(b).

          "Inventory" has the meaning set forth in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (and includes Finished Goods, Raw Materials and Work in Process).

          "Inventory Reserves" shall mean reserves against Inventory equal to the sum of the following:

          (a) a reserve determined by the Agent in its reasonable discretion for Inventory that, at any time, is equal to 50% of the amount of Inventory in excess of the most recent 6 months of (A) sales in the case of Finished Goods, (B) usage in the case of Raw Materials and (C) usage in the case of Work-in-Process Inventory or, in each case, as otherwise reasonably determined by the Agent; and

          (b) a revaluation reserve whereby favorable variances shall be deducted from Eligible Inventory and unfavorable variances shall not be added to Eligible Inventory;

          (c) a lower of cost or market value reserve for any differences between the Borrower's or a Guarantor's actual cost to produce versus its selling price to third parties; and

          (d) any other reserve as deemed necessary by the Agent in its reasonable discretion, from time to time with any such additional reserve to be effective upon the later of the date of the next succeeding weekly Borrowing Base Certificate or 5 Business days after delivery of notice thereof to the Borrower.

          "Inventory Value" shall mean with respect to any Inventory of the Borrower or a Guarantor at the time of any determination thereof, the standard cost carried on the perpetual records of the Borrower or a Guarantor stated on a basis consistent with their current and historical accounting practices, in Dollars, determined in accordance with the standard cost method of accounting less (i) any markup on Inventory from an Affiliate and (ii) in the event variances under the standard cost method are expensed, a reserve shall be reasonably determined as appropriate in order to adjust the standard cost of Eligible Inventory to approximate actual cost.

          "Investment Grade" shall mean a rating established by a third party rating agency, equivalent to 'BBB-' by S&P or 'Baa3' by Moody's, or better.

          "Investments" shall have the meaning given such term in Section 6.10.

          "Issuing Lender" shall mean JPMorgan Chase Bank, N.A., in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.03(i) and up to four other Lenders, which other Lenders shall be reasonably satisfactory to the Borrower and the Agent. The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "JPMorgan" shall have the meaning given such term in Section 10.05(a).

          "JPMCB" shall have the meaning given such term in the Introduction.

          "Joint Venture" shall mean Metalsa, Tower Automotive (WuHu) Company Ltd. and Changehun Tower Golden Ring Automotive Products Company, Ltd.

          "Joint Venture Interests" shall mean any interest of the Borrower or a Guarantor in a Joint Venture.

          "Landlord Lien Waiver" shall mean a written agreement that is reasonably acceptable to the Agent, pursuant to which a Person shall waive or subordinate its rights (if any, that are or would be prior to the Liens granted to the Agent and the Lenders under the Agreement) and claims as landlord in any Inventory of the Borrower or a Guarantor for unpaid rents, grant access to the Agent for the repossession and sale of such inventory and make other agreements relative thereto.

          "LC Disbursement" shall mean a payment made by the Issuing Lender pursuant to a Letter of Credit.

          "LC Exposure" shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Tranche A Commitment Percentage of the LC Exposure at such time.

          "Lender Affiliate" shall mean, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a

Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Lenders" shall have the meaning set forth in the Introduction.

          "Letter of Credit" shall mean any irrevocable letter of credit issued pursuant to Section 2.03, which letter of credit shall be (i) an import documentary or a standby letter of credit, (ii) issued for purposes that are consistent with the provisions of this Agreement (including, without limitation, Section 3.09), (iii) denominated in Dollars and (iv) otherwise in such form as may be reasonably approved from time to time by the Agent and the applicable Issuing Lender.

          "Letter of Credit Account" shall mean the account established by the Borrower under the sole and exclusive control of the Agent maintained at the office of the Agent at 270 Park Avenue, New York, New York 10017 designated as the "Tower Letter of Credit Account" that shall be used solely for the purposes set forth herein.

          "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.23.

          "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" shall mean (a) any mortgage, deed of trust, pledge, hypothecation, security interest, encumbrance, lien or charge of any kind whatsoever, (b) the interest of a vendor or a lessor under any conditional sale, capital lease or other title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan" shall mean, collectively, the Tranche A Loans and the Tranche B Loan.

          "Loan Documents" shall mean this Agreement, the Letters of Credit, the Security and Pledge Agreement, and any other instrument or agreement executed and delivered to the Agent or any Lender in connection herewith.

          "M&E Component" shall mean, at the time of any determination, an amount allocable to the machinery and equipment of the Borrower and the Guarantors, which amount shall be equal to not less than $200,000,000, subject to adjustment: (i) from time to time upon receipt of periodic valuation updates received from the Agent's internal or third party asset valuation experts; or
(ii) concurrent with the sale or commitment to sell any assets constituting part of the M&E Component.

          "Maturity Date" shall mean August 2, 2007.

          "Metalsa" shall mean Metalsa, S.A. De C.V.

          "Minority Lenders" shall have the meaning given such term in Section 10.09(b).

          "MLB" shall have the meaning given such term in Section 10.05(a).

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Multiemployer Plan" shall mean a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

          "Net Proceeds" shall mean, in respect of any sale of assets, the cash proceeds of such sale after the payment of or reservation for (i) expenses that are directly related to (or the need for which arises as a result of) the transaction of sale, including, but not limited to, related severance costs, taxes payable, brokerage commissions, professional expenses, other similar costs that are directly related to the sale (all of which expenses shall be reasonably satisfactory to the Agent in its reasonable judgment) and (ii) the amount secured by valid and perfected Liens, if any, that are senior to the Liens on such assets held by the Agent on behalf of the Lenders.

          "Net Recovery Liquidation Rate" shall mean, at any time with respect to any domestic Inventory, the quotient (expressed as a percentage) of (i ) the Net Recovery Liquidation Value of such Inventory divided by (ii) the gross inventory cost of such Inventory, determined on the basis of the then most recently conducted inventory appraisal performed by an independent inventory appraisal firm reasonably satisfactory to the Agent.

          "Net Recovery Liquidation Value" shall mean, at any time, with respect to any domestic Inventory, the net orderly liquidation value of such Inventory as then most recently determined, based on the then most recently conducted inventory appraisal performed by an independent inventory appraisal firm reasonably satisfactory to the Agent.

          "Obligations" shall mean (a) the due and punctual payment of principal of and interest on the Loans and the reimbursement of all amounts drawn under Letters of Credit, and (b) the due and punctual payment of the Fees and all other present and future, fixed or contingent, monetary obligations of the Borrower and the Guarantors to the Lenders and the Agent under the Loan Documents.

          "Orders" shall mean the Interim Order and the Final Order of the Bankruptcy Court referred to in Sections 4.01(b) and 4.02(d).

          "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "Parent" shall have the meaning given such term in the Introduction.

          "Participant" shall have the meaning given such term in Section 10.03(d).

          "Patriot Act" shall mean the USA Patriot Act, Title III of Pub. L. 107-56, signed into law on October 26, 2001.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.

          "Permitted Investments" shall mean:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within twelve months from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least 'A' from S&P or 'A2' from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits (including Eurodollar time deposits) maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with (i) any domestic office of the Agent or (ii) any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) investments in repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any office of a bank or trust company meeting the qualifications specified in clause (c) above;

          (e) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through
(e) above;

          (f) in the case of a Foreign Subsidiary, investments similar to those described in clauses (a) through (e) in obligations of Persons located in (x) a jurisdiction in which such Foreign Subsidiary is organized or has operations or
(y) The Netherlands; and

          (g) to the extent owned on the Filing Date, investments by the Borrower or any Guarantor in the capital stock of any direct or indirect Subsidiary and by any Foreign Subsidiary in any other Foreign Subsidiary.

          "Permitted Liens" shall mean: (i) Liens imposed by law (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii) Liens of landlords and Liens of carriers, warehousemen, suppliers, mechanics, materialmen and other Liens (other than Environmental Liens and any Lien imposed under ERISA) in existence on the Filing Date or thereafter imposed by law and created in the ordinary course of business; (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (iv) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded) and interest of ground lessors, which do not interfere materially with the ordinary conduct of the business of the Borrower or any Guarantor, as the case may be, and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Guarantor, as the case may be; (v) letters of credit or deposits in the ordinary course to secure leases; (vi) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (v) above, provided that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby; (vii) Liens consisting of deposits with derivatives traders as may be required pursuant to the terms of the International Swaps and Derivatives Association, Inc.'s Master Agreement(s) executed in the ordinary course of business in connection with the Borrower's and the Guarantors' foreign exchange and interest hedging programs in an aggregate amount not to exceed at any time $5,000,000; and (viii) Liens in respect of judgments that would not result in an Event of Default under Section 7.01(k).

          "Permitted Receivable Purchase Facility" shall mean the Receivables Funding Agreement dated as of December 30, 2004 by and among Tower Automotive ASC, L.L.C., as borrower, R.J. Tower Corporation, as servicer, the financing institutions party thereto, and General Electric Capital Corporation as administrative agent and that certain Receivables Sale Agreement dated as December 30, 2004 by and among certain Debtors as originators, Tower Automotive ASC, L.L.C., and R.J. Tower Corporation and the agreements related thereto.

          "Person" shall mean any natural person, corporation, division of a corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or Governmental or Authority or any agency or political subdivision thereof.

          "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prepayment Date" shall mean the date that is forty-five (45) days after the entry of the Interim Order by the Bankruptcy Court if the Final Order has not been entered by the Bankruptcy Court prior to the expiration of such forty-five (45) day period.

          "Pre-Petition Payment" shall mean a payment (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any pre-petition Indebtedness or trade payables or other pre-petition claims against the Borrower or any Guarantor.

          "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Qualified Receivables Transaction" shall mean any transaction or series of transactions that may be entered into by one or more Foreign Subsidiaries pursuant to which one or more Foreign Subsidiaries may sell, convey or otherwise transfer to (1) a Receivables Subsidiary (in the case of a transfer by any Foreign Subsidiary) and (2) any other Person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in, Receivables (whether now existing or arising in the future) of any Foreign Subsidiary, and any assets related thereto, including, without limitation, all contracts and all guarantees or other obligations in respect of such Receivables, the proceeds of such Receivables and other assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitizations involving Receivables.

          "Raw Materials" shall mean items/materials used or consumed in the manufacturing of goods to be sold by the Borrower or a Guarantor in the ordinary course of business.

          "Receivable" shall mean a right to receive payment arising from a sale or lease of goods or the performance of services by a Person pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay for good or services under terms that permit the purchase of such goods and services on credit and shall include, in any event, any items of property that would be classified as an "account," "chattel paper," "payment intangible" or "instrument" under the Uniform Commercial Code as in effect in the State of New York and any supporting obligations.

          "Receivables Subsidiary" shall mean any wholly-owned Subsidiary of any Foreign Subsidiary (or another Person in which any Foreign Subsidiary makes an Investment and to which one or more Foreign Subsidiaries transfer Receivables and related assets) which engages in no activities other than in connection with the financing of Receivables and which is designated by the Board of Directors of the applicable Foreign Subsidiary (as provided below) as a Receivables Subsidiary:

               1. no portion of the Indebtedness or any other obligations (contingent or otherwise) of which:

                    (i) is guaranteed by the Borrower or any Guarantor;

                    (ii) is recourse to or obligates the Borrower or any Guarantor; or

                    (iii) subjects any property or assets of the Borrower or any Guarantor, directly or indirectly, contingently or otherwise, to the satisfaction thereof;

               2. with which neither the Borrower nor any Guarantor has any material contract, agreement, arrangement or understanding; and

               3. to which neither the Borrower nor any Guarantor has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

     Any such designation by the Board of Directors of the applicable Foreign Subsidiary shall be evidenced by a certified copy of the resolution of the Board of Directors of such Foreign Subsidiary giving effect to such designation and an officers certificate certifying, to the best of such officer's knowledge and belief, that such designation complies with the foregoing conditions.

          "Register" shall have the meaning given such term in Section 10.03(b)(iv).

          "Related Parties" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Rent Reserve" shall mean, with respect to any plant, warehouse distribution center or other operating facility where any Inventory subject to Liens arising by operation of law is located (including landlords' Liens), a reserve equal to one (1) month's rent at such plant, warehouse distribution center, or other operating facility.

          "Reorganization Plan" shall mean a Chapter 11 plan in any of the Cases.

          "Required Lenders" shall mean, at any time, (x) Lenders holding Tranche A Loans representing in excess of 50% of the aggregate principal amount of such Tranche A Loans outstanding or, if no Tranche A Loans are outstanding, Lenders having Tranche A Commitments representing in excess of 50% of the Total Tranche A Commitment as well as (y) Lenders having Tranche A Commitments and Lenders holding Tranche B Loans representing in excess of 50% of the sum of the total Tranche A Commitment plus the aggregate outstanding principal amount of the Tranche B Loans.

          "S&P" shall mean Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "Security and Pledge Agreement" shall have the meaning set forth in
Section 4.01(c).

          "Seojin" shall have the meaning given such term in Section 6.01.

          "Single Employer Plan" shall mean a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Borrower or an ERISA Affiliate or (ii) was so maintained and in respect of which the Borrower could reasonably be expected to have liability under Title IV of ERISA in the event such Plan has been or were to be terminated.

          "Specified LLC Interests" shall mean any interest of the Borrower or a Guarantor in Tower Automotive Madison LLC and Tower Automotive ASC, LLC.

          "Standard Securitization Undertakings" shall mean representations, warranties, covenants and indemnities entered into by any Foreign Subsidiary which are reasonably customary in securitization of Receivables transactions.

          "Statutory Reserve Rate" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and
(b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subsidiary" shall mean, with respect to any Person (in this definition referred to as the "parent"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership or membership interests having ordinary voting power for the election of directors is, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Super-majority Lenders" shall have the meaning given such term in
Section 10.09(b).

          "Superpriority Claim" shall mean a claim against the Borrower and any Guarantor in any of the Cases which is an administrative expense claim having priority over any or all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code.

          "Taxes" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "Termination Date" shall mean the earliest to occur of (i) the Prepayment Date, (ii) the Maturity Date, (iii) the Consummation Date and (iv) the acceleration of the Loans and the termination of the Total Commitment in accordance with the terms hereof.

          "Termination Event" shall mean (i) a "reportable event", as such term is described in Section 4043(c) of ERISA (other than a "reportable event" as to which the 30-day notice is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043) or an event described in Section 4068 of ERISA and excluding events which would not be reasonably likely (as reasonably determined by the Agent) to have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and the Guarantors taken as a whole, or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, the imposition of Withdrawal Liability, or (iii) providing notice of intent to terminate a Plan pursuant to Section 4041(c) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, if such amendment requires the provision of security, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v) any other event or condition (other than the commencement of the Cases and the failure to have made any contribution accrued as of the Filing Date but not paid) which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the imposition of any liability under Title IV of ERISA (other than for the payment of premiums to the PBGC in the ordinary course).

          "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

          "Total Commitment" shall mean, at any time, the sum of the Total Tranche A Commitment and the Total Tranche B Commitment at such time.

          "Total Commitment Percentage" shall mean at any time, with respect to each Tranche A Lender or Tranche B Lender, the percentage obtained by dividing such Lender's Tranche A Commitment and/or Tranche B Commitment, as the case may be, by the Total Commitment at such time.

          "Total Commitment Usage" shall mean, at any time, the sum of the Tranche A Total Commitment Usage and the outstanding principal amount of the Tranche B Loan.

          "Total Tranche A Commitment" shall mean, any time, the sum of the Tranche A Commitments at such time.

          "Total Tranche B Commitment" shall mean, at any time, the outstanding amount of the Tranche B Loan at such time.

          "Tower Automotive Korea" shall mean Tower Automotive Korea Co., Ltd.

          "Tranche A Commitment" shall mean the commitment of each Tranche A Lender to make Tranche A Loans hereunder in the amount set forth opposite its name in Annex A hereto or as may be subsequently set forth in the Register from time to time, as the case may be, and as may be reduced from time to time pursuant to Sections 2.12 and 2.13.

          "Tranche A Commitment Percentage" shall mean, at any time, with respect to each Tranche A Lender, the percentage obtained by dividing its Tranche A Commitment at such time by the Total Tranche A Commitment or, if the Tranche A Commitments have been terminated, the Tranche A Commitment Percentage of each Tranche A Lender that existed immediately prior to such termination.

          "Tranche A Lender" shall mean each Lender having a Tranche A
Commitment.

          "Tranche A Loan" shall have the meaning set forth in Section 2.01(a).

          "Tranche A Total Commitment Usage" shall mean, at any time, the sum of
(i) the aggregate outstanding principal amount of all Tranche A Loans and (ii) the aggregate LC Exposure at such time.

          "Tranche B Commitment" shall mean the commitment of each Tranche B Lender to make such amount of the Tranche B Loan hereunder in the amount set forth opposite its name on Annex A hereto or as may be subsequently set forth in the Register from time to time, as the case may be.

          "Tranche B Commitment Percentage" shall mean, at any time, with respect to each Tranche B Lender, the percentage obtained by dividing its Tranche B Commitment at such time by the Total Tranche B Commitment.

          "Tranche B Lender" shall mean each Lender having a Tranche B
Commitment.

          "Tranche B Loan" shall have the meaning set forth in Section 2.01(b).


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

          "Transactions" shall mean the execution, delivery and performance by the Borrower and Guarantors of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the request for and issuance of Letters of Credit hereunder.

          "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then "UCC" shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document.

          "Unused Total Tranche A Commitment" shall mean, at any time, (i) the Total Tranche A Commitment less (ii) the Tranche A Total Commitment Usage.

          "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Work-in-Process" shall mean Inventory which consists of work-in-process including without limitation materials other than Raw Materials, Finished Goods or saleable products, title to which and sole ownership of which is vested in the Borrower or a Guarantor.

     SECTION 1.02 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Section of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.03 ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall been withdrawn or such provision amended in accordance herewith.

SECTION 2. AMOUNT AND TERMS OF CREDIT

     SECTION 2.01 COMMITMENTS OF THE LENDERS.

          (a) Tranche A Revolving Commitment. (i) Each Tranche A Lender severally and not jointly with the other Tranche A Lenders agrees, upon the terms and subject to the conditions herein set forth, to make revolving credit loans (each a "Tranche A Loan" and collectively, the "Tranche A Loans") to the Borrower at any time and from time to time during the Availability Period in an aggregate principal amount not to exceed, when added to such Tranche A Lender's Tranche A Commitment Percentage of its LC Exposure, the Tranche A Commitment of such Lender, which Tranche A Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. At no time shall the sum of the then outstanding aggregate principal amount of the Tranche A Loans plus the then LC Exposure exceed the lesser of (i) the Total Tranche A Commitment of $300,000,000, as the same may be reduced from time to time pursuant to Sections
2.12 and 2.13 and (ii) from and after the execution and delivery of the Borrowing Base Amendment, the Borrowing Base.

               (ii) Each Borrowing of a Tranche A Loan shall be made by the Tranche A Lenders pro rata in accordance with their respective Tranche A Commitments; provided, however, that the failure of any Tranche A Lender to make any Tranche A Loan shall not in itself relieve the other Tranche A Lenders of their obligations to lend.

          (b) Tranche B Term Loan Commitment. (i) Each Tranche B Lender, severally and not jointly with the other Tranche B Lenders agrees, upon the terms and subject to the conditions herein set forth, to make available to the Borrower a term loan in an aggregate principal amount equal to such Tranche B Lender's Tranche B Commitment (collectively, the "Tranche B Loan"). Upon the satisfaction (or waiver) of the conditions set forth in Section 4.03, each Tranche B Lender shall make its portion of the Tranche B Loan to the Borrower in the amount equal to such Tranche B Lender's Tranche B Commitment Percentage of $425,000,000. Once repaid, the Tranche B Loan may not be reborrowed and the Total Tranche B Commitment shall be automatically and permanently reduced by an amount equal to the amount so repaid.

               (ii) The Tranche B Loan shall be made by the Tranche B Lenders pro rata in accordance with their respective Tranche B Commitment; provided, however, that the failure of any Tranche B Lender to make its Tranche B Loan shall not in itself relieve the other Tranche B Lenders of their obligations to lend.

          (c) Other than as otherwise provided in Section 2.04(b), each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (d) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is in an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000 provided, that an ABR Borrowing may be in an aggregate amount that is equal to the entire Unused Tranche A Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.03(e). Borrowings of more than one Type may be outstanding at the same time.

          (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

     SECTION 2.02 RESERVED.

     SECTION 2.03 LETTERS OF CREDIT. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Agent and the Issuing Lender, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control. At no time shall a Letter of Credit be issued if the sum of the then outstanding aggregate principal amount of the Tranche A Loans plus the LC Exposure (inclusive of the amount of such proposed Letter of Credit) would exceed the lesser of (i) the Total Tranche A Commitment of $300,000,000, as the same may be reduced from time to time pursuant to Sections 2.12 and 2.13 and (ii) from and after the execution and delivery of the Borrowing Base Amendment, the Borrowing Base.

          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension the LC Exposure shall not exceed $100,000,000. No Issuing Lender (other than the Agent or an Affiliate thereof) shall permit any such issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written confirmation from the Agent that it is then permitted under this Agreement.

          (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is 180 days after the Maturity Date.

          (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit including any amendment increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Tranche A Lenders, the Issuing Lender hereby grants to each Tranche A Lender, and each Tranche A Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Tranche A Lender's Tranche A Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Tranche A Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Lender, such Tranche A Lender's Tranche A Commitment Percentage of each LC Disbursement made by the Issuing Lender and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Tranche A Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence of an Event of Default or reduction or termination of the Tranche A Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e) Reimbursement. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided, that, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.04(a) that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Agent shall notify each Tranche A Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Tranche A Lender's Tranche A Commitment Percentage thereof. Promptly following receipt of such notice, each Tranche A Lender shall pay to the Agent its Tranche A Commitment Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Tranche A Loans made by such Tranche A Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Tranche A Lenders), and the Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Tranche A Lenders. Promptly following receipt by the Agent of any payment from the Borrower pursuant to this paragraph, the Agent shall distribute such payment to the Issuing Lender or, to the extent that Tranche A Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Tranche A Lenders and the Issuing Lender as their interests may appear. Any payment made by a Tranche A Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement (other than the funding of ABR Loans as contemplated above) shall not constitute a Tranche A Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Agent, the Tranche A Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided, that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Lender (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing

Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g) Disbursement Procedures. The Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly notify the Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the Tranche A Lenders with respect to any such LC Disbursement.

          (h) Interim Interest. If the Issuing Lender shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided, that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.09 shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Tranche A Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Lender shall be for the account of such Tranche A Lender to the extent of such payment.

          (i) Replacement of the Issuing Lender. The Issuing Lender may be replaced at any time by written agreement among the Borrower, the Agent, the replaced Issuing Lender and the successor Issuing Lender. The Agent shall notify the Tranche A Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Lender pursuant to Section
2.22. From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of a Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j) Replacement of Letters of Credit; Cash Collateralization. Upon or prior to the occurrence of the Termination Date the Borrower shall (i) cause all Letters of Credit which expire after the Termination Date to be returned to the Issuing Lender undrawn and marked "cancelled" or (ii) if the Borrower is unable to do so in whole or in part either (x) provide one or more "back-to-back" letters of credit to one or more Issuing Lenders in a form reasonably satisfactory to each such Issuing Lender that is a beneficiary of such "back-to-back" letter of credit and the Agent, issued by a bank reasonably satisfactory to each such Issuing Lender and the Agent, and/or (y) deposit cash in the Letter of Credit Account, the sum of
(x) and (y) of the foregoing sentence to be in an aggregate amount equal to 105% of the then undrawn stated amount of all LC Exposure (less the amount, if any, then on deposit in the Letter of Credit Account) as collateral security for the Borrower's reimbursement obligations in connection therewith, such cash to be remitted to the Borrower upon the expiration, cancellation or other termination or satisfaction of such reimbursement obligations and the Obligations hereunder and under the other Loan Documents ("Cash Collateralization"). The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent (in accordance with its usual and customary practices for investments of this type) and at the Borrower's risk and reasonable expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Agent to reimburse the Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time.

          (k) Issuing Lender Agreements. Unless otherwise requested by the Agent, each Issuing Lender shall report in writing to the Agent (i) on the first Business Day of each week, the daily activity (set forth by day) in respect of Letters of Credit during the immediately preceding week, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) on or prior to each Business Day on which such Issuing Lender expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the aggregate face amount of the Letters of Credit to be issued, amended, renewed, or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension occurred (and whether the amount thereof changed), it being understood that such Issuing Lender shall not permit any issuance, renewal, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written confirmation from the Agent that it is then permitted under this Agreement,
(iii) on each Business Day on which such Issuing Lender makes any LC Disbursement, the date of such LC Disbursement and the amount of such LC Disbursement, (iv) on any Business Day on which a Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Lender on such day, the date of such failure, the applicable Borrower and the amount and currency of such LC Disbursement and (v) on any other Business Day, such other information as the Agent shall reasonably request.

     SECTION 2.04 REQUESTS FOR BORROWINGS.

          (a) Tranche A Loans. Unless otherwise agreed to by the Agent in connection with making the initial Loans, to request a Borrowing of Tranche A Loans, the Borrower shall notify the Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three (3) Business Days before the date of the proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing; provided, that any such notice of an ABR Borrowing to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.03(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Borrowing Request in a form approved by the Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.01(a):

               (i) the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.04(a), the Agent shall advise each Tranche A Lender of the details thereof and of the amount of such Tranche A Lender's Loan to be made as part of the requested Borrowing.

          (b) Tranche B Loan. To request the Borrowing of the Tranche B Loan, the Borrower shall notify the Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three
(3) Business Days before the date of the proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time on the date of the proposed Borrowing. Such telephonic notice shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Borrowing Request in a form approved by the Agent and signed by the Borrower. Such telephone and written Borrowing Request shall specify the following information in compliance with Section 2.01:

               (i) the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) the portion of the Borrowing that is to be an ABR Borrowing and that is to be a Eurodollar Borrowing; and

               (iv) in the case of such portion of the Borrowing that is a Eurodollar Borrowing, the initial Interest Period applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period".

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any portion of the requested Borrowing that is to be a Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of the Borrowing Request in accordance with this Section 2.04(b), the Agent shall advise each Tranche

B Lender of the details thereof and of the amount of such Tranche B Lender's Loan to be made as part of the requested Borrowing. Notwithstanding that the initial Borrowing of the Tranche B Loan may be requested as a Eurodollar Borrowing, in the event the Agent, in its reasonable discretion, determines that such Eurodollar Borrowing is not practicable, such initial Borrowing shall be an ABR Borrowing.

     SECTION 2.05 FUNDING OF BORROWINGS. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 3:00 p.m., New York City time, to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Agent and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.03(e) shall be remitted by the Agent to the Issuing Lender.

          (b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender's share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph
(a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or
(ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.06 INTEREST ELECTIONS. (a) Each Borrowing of Tranche A Loans and the Borrowing of the Tranche B Loan initially shall be of the Type or, in the case of the Tranche B Loan, Types specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowings to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Tranche A Loans or Tranche B Loan, as the case may be, comprising such Borrowing, and the Tranche A Loans and Tranche B Loan, as the case may be, comprising each such Type shall be considered a separate Borrowing.

          (b) To make an Interest Election Request pursuant to this Section, the Borrower shall notify the Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.04(a) or Section 2.04(b) if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Interest Election Request in a form approved by the Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.01:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses
(iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.07 [RESERVED]

     SECTION 2.08 INTEREST ON LOANS.

          (a) Subject to the provisions of Section 2.09, each ABR Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days or, when the Alternate Base Rate is based on the Prime Rate, a year with 365 days or 366 days in a leap year) at a rate per annum equal to the Alternate Base Rate plus (i) 2.75% in the case of Tranche A Loans and (ii)
3.50% in the case of the Tranche B Loan.

          (b) Subject to the provisions of Section 2.09, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period in effect for such Borrowing plus (i) 3.75% in the case of Tranche A Loans and (ii) 4.50% in the case of the Tranche B Loan.

          (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, on the Termination Date and after the Termination Date on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount prepaid).

          (d) Notwithstanding anything to the contrary in Sections 2.08(a) and
(b), each percentage amount specified in such Sections shall be increased, commencing as of the date when any financial statement or report is required to be delivered pursuant to Section 5.01(a), (b) or (c) (without regard to any applicable grace periods), by the amount specified below that is opposite the applicable DIP Leverage Ratio as of the end of the period to which such statement or report relates, with such increase in each case being to the percentage amount specified in Sections 2.08(a) and (b) after giving effect to the terms of the Eighth Amendment to the Credit Agreement dated as of January 23, 2007:

DIP Leverage Ratio         Adjustment Amount
------------------         -----------------
Equal to or greater than
4.25:1                           0.25%

If, following an increase in the percentage amount effected as a result of the foregoing, any succeeding statement or report required to be delivered pursuant to Section 5.01(a), (b) or (c) evidences that the DIP Leverage Ratio as of the end of the period to which such statement or report relates, is less than 4.25:1, each percentage amount specified in Sections 2.08(a) and (b) shall not be subject to an increase commencing as of the date when any financial statement or report is required to be delivered pursuant to Section 5.01(a), (b) or (c).

     SECTION 2.09 DEFAULT INTEREST. If the Borrower or any Guarantor, as the case may be, shall default in the payment of the principal of or interest on any Loan or in the payment of any other amount becoming due hereunder (including, without limitation, the reimbursement pursuant to Section 2.03(e) of any LC Disbursements), whether at stated maturity, by acceleration or otherwise, the Borrower or such Guarantor, as the case may be, shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days or when the Alternate Base Rate is applicable and is based on the Prime Rate, a year with 365 days or 366 days in a leap year) equal to (x) the rate then applicable for such Borrowings plus 2.0% and (y) in the case of all other amounts, the rate applicable for Alternate Base Rate plus 2.0%.

     SECTION 2.10 ALTERNATE RATE OF INTEREST. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that reasonable means do not exist for ascertaining the applicable Adjusted LIBO Rate, the Agent shall, as soon as practicable thereafter, give written, facsimile or telegraphic notice of such determination to the Borrower and the Lenders, and any request by the Borrower for a Borrowing of Eurodollar Loans (including pursuant to a refinancing with Eurodollar Loans) pursuant to
Section 2.04 or 2.07 shall be deemed a request for a Borrowing of ABR Loans. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, each request for a Borrowing of Eurodollar Loans shall be deemed to be a request for a Borrowing of ABR Loans.

     SECTION 2.11 REPAYMENT OF LOANS; EVIDENCE OF DEBT.

          (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date, which amount shall be applied first, to the Tranche A Loans of the Tranche A Lenders (plus any accrued but unpaid interest and fees thereon) until the Total Tranche A Commitment shall have been wholly and permanently terminated, all Tranche A Loans shall have been paid in full and no Letters of Credit shall be outstanding, or, if outstanding, then backed by Cash Collateralization, and second, to the Tranche B Loan of the Tranche B Lenders.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and
(iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph
(b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Agent and reasonably acceptable to the Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.03) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.12 OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. Upon at least one Business Day's prior written notice to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Unused Total Tranche A Commitment or the Total Tranche B Commitment; provided, however, that at any time of any reduction or termination of the Tranche B Commitment, the Total Tranche A Commitment shall have been wholly and permanently terminated, all Tranche A Loans shall have been paid in full (plus any accrued but unpaid interest and fees thereon) and no Letters of Credit shall be outstanding, or, if outstanding, then backed by Cash Collateralization. Each such reduction of the Commitments shall be in the principal amount of $1,000,000 or any integral multiple thereof. Simultaneously with each reduction or termination of the Tranche A Commitment, the Borrower shall pay to the Agent for the account of each Lender the Commitment Fee accrued and unpaid on the amount of the Tranche A Commitment of such Lender so terminated or reduced through the date thereof. Any reduction of any Commitment pursuant to this Section shall be applied pro rata to reduce the Commitment of each Tranche A Lender or Tranche B Lender, as the case may be.

     SECTION 2.13 MANDATORY PREPAYMENT; COMMITMENT TERMINATION.

          (a) If at any time the aggregate principal amount of the outstanding Tranche A Loans plus the LC Exposure exceeds the lesser of (x) the Total Tranche A Commitment and (y) the Borrowing Base, the Borrower will within one Business Day (i) prepay the Tranche A Loans in an amount necessary to cause the aggregate principal amount of the outstanding Tranche A Loans plus the LC Exposure to be equal to or less than the Total Tranche A Commitment and/or the Borrowing Base, as the case may be, and (ii) if, after giving effect to the prepayment in full of the Tranche A Loans, the LC Exposure in excess of the amount of Cash Collateralization held in the Letter of Credit Account exceeds the Total Tranche A Commitment and/or the Borrowing Base, as the case may be, deposit into the Letter of Credit Account an amount equal to 105% of the amount by which the aggregate LC Exposure in excess of the amount of Cash Collateralization held in the Letter of Credit Account so exceeds the Total Tranche A Commitment or Borrowing Base, as the case may be.

          (b) Upon the sale of any property or assets of the Borrower or any Guarantor described in clause (iv) of Section 6.11, the Borrower shall apply 50% of the Net Proceeds thereof received to the prepayment of the Loans in accordance with clause (c) of this Section.

          (c) Each prepayment of Loans pursuant to paragraph (b) of this Section
2.13 shall be applied first, to the Tranche A Loans of the Tranche A Lenders (without any reduction in the Total Tranche A Commitment) until the Total Tranche A Commitment shall have been wholly and permanently terminated, all Tranche A Loans shall have been paid in full (plus any accrued but unpaid interest and fees thereon) and no Letters of Credit shall be outstanding, or, if outstanding, then backed by Cash Collateralization, and second, to the Tranche B Loan of the Tranche B Lenders; provided, that if, at the time of any prepayment pursuant to paragraph (b) of this Section 2.13, the amounts to be applied to prepay the Tranche A Loans shall exceed the Tranche A Loans outstanding at such time, then such excess portion of such prepayment shall be deposited into a reserve cash collateral account under the control of the Agent to be held as collateral security in the event any additional Tranche A Loans shall be made in accordance with Section 2.01(a)(ii).

          (d) Upon the Termination Date, the Total Commitment shall be terminated in full and the Borrower shall repay the Loans in full (plus any accrued but unpaid interest and fees thereon) which payments shall be applied first, to the Tranche A Loans of the Tranche A Lenders until the Total Tranche A Commitment shall have been wholly and permanently terminated, all Tranche A Loans shall have been paid in full and no Letters of Credit shall be outstanding, or, if outstanding, then backed by Cash Collateralization, and second, to the Tranche B Loan of the Tranche B Lenders.

          (e) In the event that the conditions set forth in Section 4.02(f) shall have not been satisfied (or waived) within the period of time within which the Final Order is required to be entered by the Bankruptcy Court and the Agent shall have not received a Borrowing Request which shall comply with the requirements of Section 2.04(b), the Total Tranche B Commitment shall be terminated in full.

     SECTION 2.14 OPTIONAL PREPAYMENT OF LOANS.

          (a) The Borrower shall have the right at any time and from time to time to prepay any Loans, in whole or in part, (x) with respect to Eurodollar Loans, upon written or facsimile notice received by 1:00 p.m. New York City time three Business Days' prior to the proposed date of prepayment and (y) with respect to ABR Loans on the same Business Day upon written or facsimile notice by 12:00 noon New York City time on the proposed date of prepayment; provided, however, that (i) each such partial prepayment shall be in multiples of $1,000,000, and (ii) no prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.14(a) other than on the last day of an Interest Period applicable thereto unless such prepayment is accompanied by the payment of the amounts described in clause (i) of the second sentence of Section 2.17.

          (b) Each prepayment of Loans pursuant to paragraph (a) of this Section
2.14 shall be applied first, to the Tranche A Loans of the Tranche A Lenders (without any reduction in the Total Tranche A Commitment) until the Total Tranche A Commitment shall have been wholly and permanently terminated, all Tranche A Loans shall have been paid in full (plus any accrued but unpaid interest and fees thereon) and no Letters of Credit shall be outstanding, or, if outstanding, then backed by Cash Collateralization, and second, to the Tranche B Loan of the Tranche B Lenders.

          (c) Each notice of prepayment shall specify the prepayment date, the principal amount of the Loans to be prepaid and in the case of Eurodollar Loans, the Borrowing or

Borrowings pursuant to which made, shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. The Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Lender of the principal amount of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

     SECTION 2.15 RESERVED.

     SECTION 2.16 INCREASED COSTS. (a) If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

               (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or the Issuing Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company for any such reduction suffered.

          (c) A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; provided, that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.17 BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.18 TAXES. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agent, such Lender or the Issuing Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender, or by the Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          (f) If the Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender in the event the Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

     SECTION 2.19 PAYMENTS GENERALLY; PRO RATA TREATMENT.

          (a) The Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim.

Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 10.05 shall be made directly to the Persons entitled thereto. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and expenses then due hereunder, such funds shall be applied (i) first, towards payment of fees and expenses then due under Sections 2.21 and 10.05, ratably among the parties entitled thereto in accordance with the amounts of fees and expenses then due to such parties, (ii) second, towards payment of interest, Commitment Fee and Letter of Credit Fees then due on account of Tranche A Loans and Letters of Credit, ratably among the parties entitled thereto in accordance with the amounts of interest then due to such parties,
(iii) third, towards payment of principal of the Tranche A Loans and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties, (iv) fourth, towards payment of interest then due on account of the Tranche B Loan, ratably among the parties entitled thereto in accordance with the amounts of interest then due to such parties and
(v) fifth, towards payment of principal of the Tranche B Loan then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

          (c) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

          (d) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(d) or (e), 2.06(b) or 10.05(c), then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.


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

     SECTION 2.20 MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.03), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (i) the Borrower shall have received the prior written consent of the Agent (and if a Commitment is being assigned, the Issuing Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

     SECTION 2.21 CERTAIN FEES. The Borrower shall pay to the Agent, (x) for the respective accounts of the Agent and the Lenders, the fees set forth in that certain Fee Letter dated as of January 31, 2005 among the Agent, JPMorgan and the Borrower, at the times set forth therein and (y) if a statement or report required to be delivered pursuant to Section 5.01(a), (b) or (c) evidences that the DIP Leverage Ratio equals or exceeds 4.25:1 as of the end of the period to which such statements or reports relate and if a fee has not previously been paid pursuant to this clause, a one-time fee for the account of each Lender in an amount equal to 0.25% of such Lender's Commitment on the date when such statement or report was delivered, payable within two (2) Business Days from the date when such statement or report was delivered.

     SECTION 2.22 COMMITMENT FEE. The Borrower shall pay to the Tranche A Lenders a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date to the Termination Date or the earlier date of termination of the Tranche A Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of one-half of one percent (1/2%) per annum on the average daily Unused Total Tranche A Commitment. Such Commitment Fee, to the extent then accrued, shall be payable (x) monthly, in arrears, on the last calendar day of each month, (y) on the Termination Date and (z) as provided in Section 2.12 hereof, upon any reduction or termination in whole or in part of the Total Tranche A Commitment.

     SECTION 2.23 LETTER OF CREDIT FEES. The Borrower shall pay with respect to each Letter of Credit (i) to the Agent on behalf of the Tranche A Lenders a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of three and three-quarters percent (3.75%), provided that if the interest rate that is set forth in Section 2.08(b)(I) is adjusted pursuant to Section 2.08(d), the percent that is set forth in this clause shall be adjusted correspondingly per annum on the daily average LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) and (ii) to the Issuing Lender such Issuing Lender's customary fees for issuance, amendments and processing referred to in Section 2.03. In addition, the Borrower agrees to pay each Issuing Lender for its account a fronting fee of one quarter of one percent (1/4%) per annum in respect of each Letter of Credit issued by such Issuing Lender, for the period from and including the date of issuance of such Letter of Credit to and including the date of termination of such Letter of Credit. Accrued fees described in this paragraph in respect of each Letter of Credit shall be due and payable monthly in arrears on the last calendar day of each month and on the Termination Date.

     SECTION 2.24 NATURE OF FEES. All Fees shall be paid on the dates due, in immediately available funds, to the Agent for the respective accounts of the Agent and the Lenders, as provided herein and in the fee letter described in
Section 2.21. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.25 PRIORITY AND LIENS.

          (a) Subject to the Orders and the Security and Pledge Agreement, the Borrower and each of the Guarantors hereby covenants, represents and warrants that, upon entry of the Interim Order (and the Final Order, as applicable), the Obligations of the Borrower and the Guarantors hereunder and under the Loan Documents and in respect of Indebtedness owing to JPMorgan Chase Bank, N.A., any Lender and any of their banking Affiliates permitted by Section 6.03(vi): (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, shall at all times constitute allowed administrative expense claims in the Cases having priority over all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code; (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all unencumbered property of the Borrower's and the Guarantors' respective estates in the Cases, including, without limitation, all present and future accounts receivable (other than, prior to any repurchase thereof by any of the Debtors, such accounts receivable sold to the Receivables Subsidiary prior to the Filing Date pursuant to the Permitted Receivable Purchase Facility), inventory, general intangibles, chattel paper, real property, leaseholds, fixtures, machinery and equipment, deposit accounts, patents, copyrights, trademarks, tradenames, rights under license agreements and other intellectual property, capital stock of any Subsidiaries of the Borrower and Guarantors (excluding (x) the Borrower's and the Guarantors' rights in respect of avoidance actions under the Bankruptcy Code (it being understood that, notwithstanding such exclusion of avoidance actions, the proceeds of such actions (including, without limitation, assets as to which liens are avoided) shall be subject to such liens under Section 364(c)(2) of the Bankruptcy Code and available to repay the Obligations) and (y) Joint Venture Interests and Specified LLC Interests and related assets as to which (I) Liens thereon are not permitted to be granted or (II) as a result of the granting of such Lien, the value of such interests and related assets would be materially adversely compromised (it being understood that, notwithstanding such exclusion of such interests and assets, the proceeds of such interests and assets shall be subject to such liens under Section 364(c)(2) of the Bankruptcy Code and available to repay the Obligations) and on all cash maintained in the Letter of Credit Account and any direct investments of the funds contained therein; (iii) pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a perfected Lien upon all property of the Borrower and the Guarantors (other than the property that is subject to existing Liens that presently secure the obligations of the Borrower and the Guarantors under the Existing Agreement and Liens that are junior to such existing Liens, as to which the Lien in favor of the Agent and the Lenders will be as described in clause (iv) of this sentence) that is subject to valid, perfected and non-avoidable Liens in existence on the Filing Date or to valid Liens in existence on the Filing Date that are perfected subsequent to the Filing Date as permitted by Section 546(b) of the Bankruptcy Code or to Permitted Liens, junior to such valid, perfected and non-avoidable Liens; and (iv) pursuant to Section 364(d)(1) of the Bankruptcy Code, shall be secured by a perfected first priority, senior priming Lien on all of the tangible and intangible property of the Borrower and the Guarantors (including without limitation, such property of the Borrower and the Guarantors listed in clause (ii) of this sentence and the proceeds thereof) that is subject to existing Liens that presently secure the Borrower's and the Guarantors' pre-petition Indebtedness under the Existing Agreement (including without limitation, the Liens in favor of the Existing First Lien Lenders until such time as the conditions set forth in Section 4.02(e) shall have been satisfied, and the Tranche B Lenders shall have advanced the Tranche B Loan) and Liens that are junior to such existing Liens (but subject to any Liens in existence on the Filing Date to which the Liens being primed hereby are subject or become subject subsequent to the Filing Date as permitted by Section 546(b) of the Bankruptcy
Code) and any Liens granted after the Filing Date to provide adequate protection in respect of the Existing Agreement, senior to all of such Liens; provided, however, the Borrower and the Guarantors shall not be required to pledge to the Agent in excess of 65% of the capital stock of its direct Foreign Subsidiaries or any of the capital stock or interests of its indirect Foreign Subsidiaries (if adverse tax consequences would result to the Borrower) or Joint Venture Interests and Specified LLC Interests (if such pledge would result in the value of such Joint Venture Interests and Specified LLC Interests being materially adversely compromised); subject only to (x) in the event of the occurrence and during the continuance of an Event of Default or an event that would constitute an Event of Default with the giving of notice or lapse of time or both, the payment of allowed and unpaid professional fees and disbursements incurred by the Borrower, the Guarantors and any statutory committees appointed in the Cases in an aggregate amount not in excess of $7,000,000 (plus all unpaid professional fees and disbursements incurred prior to the occurrence of an Event of Default or an event that would constitute an Event of Default with the giving of notice or lapse of time or both to the extent allowed by the Bankruptcy Court at any time) and (y) the payment of unpaid fees pursuant to 28 U.S.C. Section 1930 and to the Clerk of the Bankruptcy Court ((x) and (y), collectively, the "Carve-Out"), provided that no portion of the Carve-Out may be utilized to fund prosecution or assertion of any claims against the Agent, the Lenders or the Issuing Lenders (it being


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

understood that, in the event of the liquidation of the Borrower's and the Guarantors' estates, the amount of the Carve-Out shall be funded into a segregated account prior to the making of distributions).

          (b) The Lenders agree that so long as no Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default shall have occurred, the Borrower and the Guarantors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under 11 U.S.C. Sections 328, 330 and 331, as the same may be due and payable, and the same shall not reduce the Carve-Out.

          (c) Subject to the priorities set forth in subsection (a) above and to the Carve-Out, as to all real property the title to which is held by the Borrower or any of the Guarantors, or the possession of which is held by the Borrower or any of the Guarantors pursuant to leasehold interests and which secures the obligations under the Existing Agreement, the Borrower and each Guarantor hereby assigns and conveys as security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto the Agent on behalf of the Lenders all of the right, title and interest of the Borrower and such Guarantor in all of such owned real property and in all such leasehold interests, together in each case with all of the right, title and interest of the Borrower and such Guarantor in and to all buildings, improvements, and fixtures related thereto, any lease or sublease thereof, all general intangibles relating thereto and all proceeds thereof. The Borrower and each Guarantor acknowledges that, pursuant to the Orders, the Liens in favor of the Agent on behalf of the Lenders in all of such real property and leasehold instruments shall be perfected without the recordation of any instruments of mortgage or assignment. The Borrower and each Guarantor further agree that, upon the request of the Agent, the Borrower and such Guarantor shall enter into separate fee and leasehold mortgages in recordable form with respect to such properties on terms reasonably satisfactory to the Agent.

     SECTION 2.26 RIGHT OF SET-OFF. Subject to the provisions of Section 7.01, upon the occurrence and during the continuance of any Event of Default, the Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without further order of or application to the Bankruptcy Court, to set off and apply any and all deposits (general or special, time or demand, provisional or final but excluding deposits designated as payroll accounts and any trust accounts) at any time held and other indebtedness at any time owing by the Agent and each such Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the obligations of such Borrower or Guarantor now or hereafter existing under the Loan Documents, irrespective of whether or not such Lender shall have made any demand under any Loan Document and although such obligations may not have been accelerated. Each Lender and the Agent agrees promptly to notify the Borrower and Guarantors after any such set-off and application made by such Lender or by the Agent, as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and the Agent under this Section are in addition to other rights and remedies which such Lender and the Agent may have upon the occurrence and during the continuance of any Event of Default.

     SECTION 2.27 SECURITY INTEREST IN LETTER OF CREDIT ACCOUNT. Pursuant to
Section 364(c)(2) of the Bankruptcy Code, the Borrower and the Guarantors hereby assign and pledge to the Agent, for its benefit and for the ratable benefit of the Lenders, and hereby grant to


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

the Agent, for its benefit and for the ratable benefit of the Lenders, a first priority security interest, senior to all other Liens, if any, in all of the Borrower's and the Guarantors' right, title and interest in and to the Letter of Credit Account and any direct investment of the funds contained therein. Cash held in the Letter of Credit Account shall not be available for use by the Borrower, whether pursuant to Section 363 of the Bankruptcy Code or otherwise, and shall be released to the Borrower only as described in clause (ii)(y) of
Section 2.03(j).

     SECTION 2.28 PAYMENT OF OBLIGATIONS. Subject to the provisions of Section 7.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement or any of the other Loan Documents of the Borrower and the Guarantors, the Lenders shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

     SECTION 2.29 NO DISCHARGE; SURVIVAL OF CLAIMS. Each of the Borrower and the Guarantors agrees that (i) its obligations hereunder shall not be discharged by the entry of an order confirming a Reorganization Plan (and each of the Borrower and the Guarantors, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the Superpriority Claim granted to the Agent and the Lenders pursuant to the Orders and described in Section 2.25 and the Liens granted to the Agent pursuant to the Orders and described in Sections 2.25 and 2.27 shall not be affected in any manner by the entry of an order confirming a Reorganization Plan.

     SECTION 2.30 USE OF CASH COLLATERAL. Notwithstanding anything to the contrary contained herein, the Borrower shall not be permitted to request a Borrowing under Section 2.04 or request the issuance of a Letter of Credit under
Section 2.04 unless the Bankruptcy Court shall have entered the Interim Order and shall at that time have granted to the Borrower use of all cash collateral, subject to the Orders, for the purposes described in Section 3.09.

SECTION 3. REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to make Loans and issue and/or participate in Letters of Credit hereunder, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:

     SECTION 3.01 ORGANIZATION AND AUTHORITY. Each of the Borrower and the Guarantors (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and the Guarantors taken as a whole; (ii) subject to the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable) has the requisite power and authority to effect the transactions contemplated hereby, and by the other Loan Documents to which it is a party, and (iii) subject to the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted.


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

     SECTION 3.02 DUE EXECUTION. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), the execution, delivery and performance by each of the Borrower and the Guarantors of each of the Loan Documents to which it is a party (i) are within the respective powers of each of the Borrower and the Guarantors, have been duly authorized by all necessary action including the consent of shareholders where required, and do not (A) contravene the charter or by-laws of any of the Borrower or the Guarantors, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T, U or X of the Board), or any order or decree of any court or Governmental Authority, (C) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust entered into after the Filing Date or any material lease, agreement or other instrument entered into after the Filing Date binding on the Borrower or the Guarantors or any of their properties, or (D) result in or require the creation or imposition of any Lien upon any of the property of any of the Borrower or the Guarantors other than the Liens granted pursuant to this Agreement, the other Loan Documents or the Orders; and (ii) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority other than the entry of the Orders. Upon the entry by the Bankruptcy Court of the Interim Order (or the Final Order, when applicable), this Agreement has been duly executed and delivered by each of the Borrower and the Guarantors. This Agreement is, and each of the other Loan Documents to which the Borrower and each of the Guarantors is or will be a party, when delivered hereunder or thereunder, will be, a legal, valid and binding obligation of the Borrower and each Guarantor, as the case may be, enforceable against the Borrower and the Guarantors, as the case may be, in accordance with its terms and the Orders.

     SECTION 3.03 STATEMENTS MADE. The information that has been prepared by or at the request of the Borrower or any Guarantor and delivered in writing by the Borrower or any of the Guarantors to the Agent or to the Bankruptcy Court in connection with any Loan Document, any confidential information memorandum, and any financial statement delivered pursuant hereto or thereto (other than to the extent that any such statements constitute projections), taken as a whole and in light of the circumstances in which made, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make such statements not misleading; and, to the extent that any such information constitutes projections, such projections were prepared in good faith on the basis of assumptions, methods, data, tests and information believed by the Borrower or such Guarantor to be reasonable at the time such projections were furnished (it being understood that projections are inherently uncertain and that actual results may differ from the projections and such difference may be material).

     SECTION 3.04 FINANCIAL STATEMENTS. The Borrower has furnished the Lenders with copies of the (a) unaudited consolidated financial statements and schedules of the Domestic Entities for the fiscal year ended December 31, 2003 and the nine (9) month period ended September 30, 2004 and (b) the audited consolidated financial statements and schedules of the Global Entities for the fiscal years ended December 31, 2002 and December 31, 2003, the unaudited quarterly and year-to-date consolidated financial statements and schedules of the Global Entities for the nine (9) month period ended September 30, 2004 and the consolidating by region financial statements and schedules of the Global Entities for the fiscal years ended December 31, 2003 and December 31, 2004. Such financial statements present fairly, in accordance with GAAP, the financial condition and results of operations of the Domestic Entities and the Global Entities, as applicable, on a consolidated basis as of such date and for such period; such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of the Domestic Entities and the Global Entities, as applicable, as of the date thereof required to be disclosed by GAAP; such financial statements were prepared in a manner consistent with GAAP; and such quarterly financial statements are subject to normal year-end adjustments and the absence of footnotes. Except as reflected on Schedule 3.04, no material adverse change in the operations, business, properties, assets or condition (financial or otherwise) of the Domestic Entities, taken as a whole, or of the Global Entities, taken as a whole, has occurred from that set forth in the Parent's consolidated financial statements for the fiscal year ended December 31, 2003 other than those which customarily occur as a result of events leading up to and following the commencement of a proceeding under Chapter 11 of the Bankruptcy Code and the commencement of the Cases (including, without limitation, those reflected in the financial projections heretofore made available to the Agent).

     SECTION 3.05 OWNERSHIP. Other than as set forth on Schedule 3.05, (i) each of the Persons listed on Schedule 3.05 is a wholly-owned, direct or indirect Subsidiary of the Parent and the Borrower, and (ii) the Parent and the Borrower own no other Subsidiaries, whether directly or indirectly. Each of the Parent's domestic Subsidiaries is a Guarantor.

     SECTION 3.06 LIENS. Except for Liens existing on the Filing Date as reflected on Schedule 3.06, there are no Liens of any nature whatsoever on any assets of the Domestic Entities or any of the Global Entities other than: (i) in the case of the Domestic Entities Liens granted pursuant to the Existing Agreement; (ii) Permitted Liens; (iii) other Liens permitted pursuant to Section 6.01; and (iv) Liens in favor of the Agent and the Lenders. Neither the Borrower nor the Guarantors are parties to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of a Lien on any assets of the Borrower or any Guarantor or otherwise result in a violation of this Agreement other than the Liens granted to the Agent and the Lenders as provided for in this Agreement.

     SECTION 3.07 COMPLIANCE WITH LAW.

          (a) Except for matters which could not reasonably be expected to have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Domestic Entities taken as a whole, and the Global Entities taken as a whole (i) the operations of the Domestic Entities and the Global Entities comply in all material respects with all applicable environmental, health and safety statutes and regulations, including, without limitation, regulations promulgated under the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.); (ii) to the Borrower's and each of the Guarantor's knowledge, none of the operations of the Borrower or the Guarantors is the subject of any Federal or state investigation evaluating whether any remedial action involving a material expenditure by the Domestic Entities is needed to respond to a release of any Hazardous Waste or Hazardous Substance (as such terms are defined in any applicable state or Federal environmental law or regulations) into the environment; and (iii) to the Borrower's and each of the Guarantor's knowledge, the Domestic Entities do not have any material contingent liability in connection with any release of any Hazardous Waste or Hazardous Substance into the environment.


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

          (b) To the Borrower's and each of the Guarantor's best knowledge, none of the Domestic Entities and none of the Global Entities are in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority the violation of which, or a default with respect to which, would have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Domestic Entities taken as a whole or the Global Entities taken as a whole.

     SECTION 3.08 INSURANCE. All policies of insurance of any kind or nature owned by or issued to the Borrower and the Guarantors, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient for and customarily carried by companies of the size and character of the Borrower and the Guarantors.

     SECTION 3.09 USE OF PROCEEDS.

          (a) The proceeds of the Tranche A Loans shall be used for working capital and for other general corporate purposes of the Borrower and Guarantor's (including, to the extent permitted under Section 6.10, for loans and advances to Subsidiaries not party hereto).

          (b) The proceeds of the Tranche B Loan shall be used to repay in full the Existing First Lien Indebtedness of the Existing First Lien Lenders.

     SECTION 3.10 LITIGATION. Other than as set forth on Schedule 3.10, there are no unstayed actions, suits or proceedings pending or, to the knowledge of the Borrower or the Guarantors, threatened against or affecting the Domestic Entities or the Global Entities or any of their respective properties, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which is reasonably likely to be determined adversely to the Domestic Entities or the Global Entities and, if so determined adversely to the Domestic Entities or the Global Entities would have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Domestic Entities taken as a whole or the Global Entities taken as a whole.

     SECTION 3.11 LABOR RELATIONS.

          (a) Except as disclosed on Schedule 3.11 hereto, the Domestic Entities are not presently a party to any collective bargaining or other similar contracts.

          (b) Except for matters which, in the aggregate, if determined adversely to the Domestic Entities would not have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Domestic Entities, there is not presently pending and, to the Borrower's and each Guarantor's best knowledge, there is not threatened any of the following:

               (i) any strike, slowdown, picketing, work stoppage, or employee grievance process;

               (ii) any proceeding against or affecting the Domestic Entities relating to the alleged violation of any applicable law pertaining to labor relations or before the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting the Domestic Entities;

               (iii) any lockout of any employees by the Domestic Entities;

               (iv) any application for the certification of a collective bargaining agreement;

               (v) any work stoppage or other labor dispute; or

               (vi) any failure by the Domestic Entities to comply with all applicable law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

     SECTION 3.12 ERISA. No ERISA Event has occurred or is reasonably expected to occur for periods prior to the Filing Date that could reasonably be expected to result in a material adverse effect. The current liability under each Plan as of January 1, 2004 (based on the actuarial report of the independent actuary dated January 1, 2004) does not exceed by more than $80 million the fair market value of the assets of such Plan, and the current liability of all underfunded Plans as of January 1, 2004 (based on the actuarial report of the independent actuary dated January 1, 2004) does not exceed by more than $80 million the fair market value of the assets of all such underfunded Plans.

     SECTION 3.13 THE ORDERS. On the date of the making of the initial Loans hereunder, the Interim Order will have been entered and will not have been stayed, amended (without the Agent's prior written consent, which consent shall be in its sole discretion), vacated, reversed or rescinded. On the date of the making of any Loan, the Interim Order or the Final Order, as the case may be, shall have been entered and shall not have been amended, stayed, vacated or rescinded without the Agent's consent (acting with the consent of, or at the direction of, the Required Lenders). Upon the maturity (whether by the acceleration or otherwise) of any of the Obligations of the Borrower and the Guarantor hereunder and under the other Loan Documents, the Lenders shall, subject to the provisions of Section 7.01, be entitled to immediate payment of such obligations, and to enforce the remedies provided for hereunder, without further application to or order by the Bankruptcy Court.

     SECTION 3.14 PROPERTIES.

          (a) Each of the Borrower and the Guarantors has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and the Guarantors owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its


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

business, and the use thereof by the Borrower and the Guarantors does not infringe upon the rights of any other Person, except for any such infringement that, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect.

SECTION 4. CONDITIONS OF LENDING

     SECTION 4.01 CONDITIONS PRECEDENT TO INITIAL LOANS AND INITIAL LETTERS OF CREDIT. The obligation of the Lenders to make the initial Loans or the Issuing Lender to issue the initial Letter of Credit, whichever may occur first, is subject to the satisfaction (or waiver in accordance with Section 10.09) of the following conditions precedent:

          (a) Supporting Documents. The Agent shall have received for each of the Borrower and the Guarantors:

               (i) a copy of such entity's certificate of incorporation or formation, as amended, certified as of a recent date by the Secretary of State of the state of its incorporation or formation;

               (ii) a certificate of such Secretary of State, dated as of a recent date, as to the good standing of and payment of taxes by that entity and as to the charter documents on file in the office of such Secretary of State; and

               (iii) a certificate of the Secretary or an Assistant Secretary of that entity dated the date of the initial Loans or the initial Letter of Credit hereunder, whichever first occurs, and certifying (A) that attached thereto is a true and complete copy of the by-laws or limited liability company agreement of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors or managers of that entity authorizing the Borrowings and Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Letter of Credit Account and other Liens contemplated hereby, (C) that the certificate of incorporation or formation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of that entity executing this Agreement and the Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii)).

          (b) Interim Order. At the time of the making of the initial Loans or at the time of the issuance of the initial Letters of Credit, whichever first occurs, the Agent and the Lenders shall have received satisfactory evidence of the entry of an order of the Bankruptcy Court in substantially the form of Exhibit A (the "Interim Order") approving the Loan Documents and granting the Superpriority Claim status and senior priming and other Liens described in
Section 2.25 which Interim Order (i) shall have been entered, with the consent or non-objection of a


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

preponderance (as reasonably determined by the Agent) of the Existing Lenders, upon an application or motion of the Borrower reasonably satisfactory in form and substance to the Agent, on such prior notice to such parties (including the Existing Lenders) as may in each case be reasonably satisfactory to the Agent,
(ii) shall authorize extensions of Tranche A Loans and Letters of Credit in an aggregate amount at any one time outstanding not in excess of $125,000,000 in the aggregate, (iii) shall approve the payment by the Borrower of all of the Fees referred to in Section 2.21, (iv) shall be in full force and effect, (v) shall have authorized the use by the Borrower and the Guarantors of any cash collateral in which any Existing Lender under the Existing Agreement may have an interest and may have provided, as adequate protection for the use of such cash collateral and the priming contemplated hereby, for such protection that is satisfactory to the Agent, including (A) the payment of current interest and letter of credit fees, (B) a superpriority claim as contemplated by Section 507(b) of the Bankruptcy Code immediately junior to the claims under Section 364(c)(1) of the Bankruptcy Code held by the Agent and the Lenders, (C) a Lien on substantially all of the assets of the Borrower and the Guarantors having a priority immediately junior to the priming and other Liens granted in favor of the Agent and the Lenders hereunder and under the other Loan Documents, (D) the payment of the reasonable fees and expenses incurred by the Existing Agent and the continuation of the payment to the Existing Agent on a current basis of the administration fees that are provided for under the Existing Agreement; (vi) shall have been entered not later than fifteen (15) days following the Filing Date and (vii) shall not have been vacated, stayed, reversed, modified or amended in any respect; and, if the Interim Order is the subject of a pending appeal in any respect, neither the making of such Loans nor the issuance of such Letter of Credit nor the performance by the Borrower or any of the Guarantors of any of their respective obligations hereunder or under the Loan Documents or under any other instrument or agreement referred to herein shall be the subject of a presently effective stay pending appeal.

          (c) Security and Pledge Agreement. The Borrower and each of the Guarantors shall have duly executed and delivered to the Agent a Security and Pledge Agreement in substantially the form of Exhibit B (the "Security and Pledge Agreement").

          (d) First Day Orders. All of the "first day orders" entered by the Bankruptcy Court at the time of the commencement of the Cases shall be reasonably satisfactory in form and substance to the Agent.

          (e) Opinion of Counsel. The Agent and the Lenders shall have received the (i) favorable written opinion of Kirkland & Ellis LLP, counsel to the Borrower and the Guarantors, dated the date of the initial Loans or the issuance of the initial Letter of Credit, whichever first occurs, substantially in the form of Exhibit C-1 and (ii) favorable written opinion of Varnum, Riddering, Schmidt & Howlett LLP, Michigan counsel to the Borrower and the Guarantors, dated the date of the initial Loans or the issuance of the initial Letter of Credit, whichever first occurs, substantially in the form of Exhibit C-2.

          (f) Payment of Fees and Expenses. The Borrower shall have paid to the Agent the then unpaid balance of all accrued and unpaid Fees due under and pursuant to this Agreement and the letter referred to in Section 2.21 and fees and expenses of counsel to the Agent as to which invoices have been issued.

          (g) Corporate and Judicial Proceedings. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Agent and the Lenders contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.

          (h) Information; Business Plans. The Agent shall have received such information (financial or otherwise) as may be reasonably requested by the Agent including, without limitation, the business plans of the Domestic Entities and of the Global Entities (to be (i) for the period through the Maturity Date and (ii) reasonably satisfactory in form and substance to the Agent), shall have discussed such plans with the Borrower's and Parent's management and shall be reasonably satisfied with the nature and substance of such discussions.

          (i) Access; Compliance with Laws. The Borrower and the Guarantors shall have granted the Agent access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters, and any third party verification of certain matters relating to compliance with environmental laws and regulations reasonably requested by the Agent, and the Agent shall be reasonably satisfied that the Borrower and the Guarantors are in compliance in all material respects with all applicable environmental laws and regulations and the Borrower has made adequate provision for the costs of maintaining such compliance.

          (j) UCC Searches. The Agent shall have received UCC searches (including tax liens and judgments) conducted in the jurisdictions in which the Borrower and the Guarantors conduct business (dated as of a date reasonably satisfactory to the Agent), reflecting the absence of Liens and encumbrances on the assets of the Borrower and the Guarantors other than Liens granted or permitted under the Existing Agreement and such other Liens as may be reasonably satisfactory to the Agent.

          (k) Closing Documents. The Agent shall have received all documents required by this Section 4.01 reasonably satisfactory in form and substance to the Agent.

     SECTION 4.02 CONDITIONS PRECEDENT TO EACH LOAN AND EACH LETTER OF CREDIT. The obligation of the Lenders to make each Loan and of the Issuing Lender to issue each Letter of Credit, including the initial Loan and the initial Letter of Credit, is subject to the satisfaction (or waiver in accordance with Section 10.09) of the following conditions precedent:

          (a) Notice. The Agent shall have received a notice with respect to such borrowing or issuance, as the case may be, as required by Section 2.

          (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with


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

the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date.

          (c) No Default. On the date of each Borrowing hereunder or the issuance of each Letter of Credit, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

          (d) Orders. The Interim Order shall be in full force and effect and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Agent and the Required Lenders, provided, that at the time of the making of any Loan or the issuance of any Letter of Credit the aggregate amount of either of which, when added to the sum of the principal amount of all Loans then outstanding and the LC Exposure, would exceed the amount authorized by the Interim Order (collectively, the "Additional Credit"), the Agent and each of the Lenders shall have received satisfactory evidence of the entry of an order of the Bankruptcy Court in substantially the form of the Interim Order (with only such modifications thereto as are reasonably satisfactory in form and substance to the Agent) (the "Final Order"), which, in any event, shall have been executed and delivered and entered by the Bankruptcy Court no later than forty-five (45) days after the entry of the Interim Order and at the time of the extension of any Additional Credit the Final Order shall be in full force and effect, and shall not have been vacated, stayed, reversed, modified or amended in any respect without the prior written consent of the Agent and the Required Lenders; and if either the Interim Order or the Final Order is the subject of a pending appeal in any respect, neither the making of the Loans nor the issuance of any Letter of Credit nor the performance by the Borrower or any Guarantor of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal.

          (e) Borrowing Base Amendment. At the time of the extension of any Additional Credit, the Borrowing Base Amendment shall have been executed and delivered.

          (f) Work Stoppage. No work disruptions or stoppages by employees of any of the Domestic Entities and any of the Global Entities shall have occurred and be continuing that could reasonably be expected to have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Domestic Entities taken as a whole and the Global Entities taken as a whole.

          (g) Payment of Fees and Expenses. The Borrower shall have paid to the Agent the then unpaid balance of all accrued and unpaid Fees due under and pursuant to this Agreement, the Orders and the letter referred to in Section
2.21 and fees and expenses of counsel to the Agent as to which invoices have been issued.

          (h) Borrowing Base Certificate. From and after the execution and delivery of the Borrowing Base Amendment, the Agent shall have received the timely delivery of the most recent Borrowing Base Certificate (dated no more than seven (7) days prior to the making of a Loan or the issuance of a Letter of Credit) required to be delivered hereunder.


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

The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section have been satisfied or waived at that time.

     SECTION 4.03 CONDITIONS PRECEDENT TO THE TRANCHE B LOAN. The obligation of the Tranche B Lenders to make the Tranche B Loan is subject to the satisfaction (or waiver in accordance with Section 10.09) of the following conditions precedent:

          (a) Notice. The Agent shall have received a notice with respect to such borrowing as required by Section 2.

          (b) Final Order. The Final Order, as entered by the Bankruptcy Court, shall authorize the refinancing of the Existing First Lien Indebtedness with the proceeds of the Tranche B Loan.

          (c) Insurance Designation. The Agent shall have been named as loss payee with respect to the M&E Component and additional insured (as its interests appear), on such policies of insurance of the Borrower and Guarantors as the Agent may have reasonably requested.

          (d) Payment of Fees and Expenses. The Borrower shall have paid to the Agent the then unpaid balance of all accrued and unpaid Fees then payable under and pursuant to this Agreement, the Orders and the letter referred to in Section
2.21 and fees and expenses of counsel to the Agent as to which invoices have been issued.

          (e) Other Conditions. The conditions to each Loan set forth in Sections 4.01 and 4.02 shall have been satisfied or waived.

The request by the Borrower for, and the acceptance by the Borrower of, the Tranche B Loan shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section have been satisfied or waived at that time.

SECTION 5. AFFIRMATIVE COVENANTS

          From the date hereof and for so long as any Commitment shall be in effect or any Letter of Credit shall remain outstanding (in a face amount in excess of the amount of cash then held in the Letter of Credit Account, or in excess of the face amount of back-to-back letters of credit delivered, in each case pursuant to Section 2.03(c)), or any amount shall remain outstanding or unpaid under this Agreement, the Borrower and each of the Guarantors agree that, unless the Required Lenders shall otherwise consent in writing, the Borrower and each of the Guarantors will:

     SECTION 5.01 FINANCIAL STATEMENTS, REPORTS, ETC. In the case of the Borrower and the Guarantors, deliver to the Agent and each of the Lenders:

          (a) within 90 days after the end of each fiscal year, consolidated and consolidating balance sheets and related statements of income and cash flows for the Domestic Entities and the Global Entities, showing the financial condition of such entities on a consolidated and consolidating basis as of the close of such fiscal year and the results of their


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

respective operations during such year, the consolidated statements of the Domestic Entities and the Global Entities to be audited by Deloitte and Touche LP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to the Cases or, in the case of the Domestic Entities, a going concern qualification), the consolidating financial statements to be subjected to the auditing procedures applied to the audit of consolidated financial statements and to be certified by a Financial Officer of the Parent or the Borrower to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Domestic Entities on a consolidated basis and the Global Entities on a consolidated basis in accordance with GAAP;

          (b) within 45 days after the end of each of the first three fiscal quarters, the consolidated and consolidating balance sheets and related statements of income and cash flows of the Domestic Entities and the Global Entities, showing the financial condition of such entities on a consolidated and consolidating basis as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Financial Officer of the Parent or the Borrower as fairly presenting the financial condition and results of operations of the Domestic Entities and the Global Entities on a consolidated and consolidating basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) commencing with the first fiscal month following the Closing Date, as soon as practicable, but in no event later than 30 days after the end of each fiscal month of the Parent (unless such monthly fiscal period ends at the end of a fiscal quarter, in which case the financial statements required to be delivered pursuant to this clause (c) may be delivered within 45 days after the end of such fiscal month) (i) monthly unaudited balance sheets of the Domestic Entities and the Global Entities and related statements of earnings and cash flows of such entities for the prior fiscal month, each certified by a Financial Officer of the Parent or the Borrower and (ii) a monthly report detailing professional fees and expenses that have been billed and paid or billed but unpaid to date, the accumulated "hold-back" of professional fees and expenses to date, material adverse events or changes to the financial condition, operations, business, properties or assets of the Domestic Entities or the Global Entities (if any) and material litigation (if any);

          (d) commencing with the first fiscal month following the Closing Date, as soon as practicable, but in no event later than 30 days after the end of each fiscal month of the Parent, monthly financial projections of the Domestic Entities and the Foreign Entities in a form reasonably satisfactory to the Agent and the Borrower, each certified by a Financial Officer of the Parent or the Borrower;

          (e) (i) concurrently with any delivery of financial statements under
(a) and (b) above, a certificate of the Financial Officer of the Parent or the Borrower certifying such statements (A) certifying that no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default has occurred, or, if such an Event of Default or event has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (B) setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with the provisions of Sections 6.01, 6.03, 6.04, 6.05 and 6.10 and (ii) concurrently with any delivery of financial statements under (a)


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

above, a certificate (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) of the accountants auditing the consolidated financial statements delivered under (a) above certifying that, in the course of the regular audit of the business of the Parent and its Subsidiaries, such accountants have obtained no knowledge that an Event of Default has occurred and is continuing with respect to the financial covenants set forth in Sections 6.04 and 6.05, or if, in the opinion of such accountants, such an Event of Default has occurred and is continuing, specifying the nature thereof and all relevant facts with respect thereto;

          (f) as soon as possible, and in any event when the Borrower's and the Guarantor's statement of financial affairs and schedules of asset and liabilities are required to be filed with the Bankruptcy Court (but no later than 45 days after the Closing Date or such later date to which the Bankruptcy Court extends the filing thereof), a consolidated pro forma balance sheet of the Borrower's and the Guarantors' financial condition as of the Filing Date;

          (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all the functions of said commission, or with any national securities exchange, as the case may be;

          (h) as soon as available and in any event (A) within 30 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Single Employer Plan of the Borrower or such ERISA Affiliate has occurred and (B) within 10 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any such Plan has occurred, a statement of a Financial Officer of the Borrower describing the full details of such Termination Event;

          (i) promptly and in any event within 10 days after receipt thereof by the Borrower or any of its ERISA Affiliates from the PBGC copies of each notice received by the Borrower or any such ERISA Affiliate of the PBGC's intention to terminate any Single Employer Plan of the Borrower or such ERISA Affiliate or to have a trustee appointed to administer any such Plan;

          (j) if requested by the Agent, promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan of the Borrower or any of its ERISA Affiliates;

          (k) within 10 days after notice is given or required to be given to the PBGC under Section 302(f)(4)(A) of ERISA of the failure of the Borrower or any of its ERISA Affiliates to make timely payments to a Plan, a copy of any such notice filed;

          (l) promptly and in any event within 10 days after receipt thereof by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is


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

expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or which may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause
(A), (B) or (C) above;

          (m) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Domestic Entities or the Global Entities, or compliance with the terms of any material loan or financing agreements as the Agent, at the request of any Lender, may reasonably request; and

          (n) furnish to the Agent and its counsel promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court in the Cases, or distributed by or on behalf of the Borrower or any of the Guarantors to any official committee appointed in the Cases.

     SECTION 5.02 EXISTENCE. Preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except (i)(A) if in the reasonable business judgment of the Borrower it is no longer necessary for the Borrower and the Guarantors to preserve and maintain such rights, privileges, qualifications, permits, licenses and franchises, and (B) such failure to preserve the same could not, in the aggregate, reasonably be expected to have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and the Guarantors, taken as a whole, and (ii) as otherwise permitted in connection with sales of assets permitted by Section 6.11.

     SECTION 5.03 INSURANCE. (a) Keep its insurable properties insured at all times, against such risks, including fire and other risks insured against by extended coverage, as is sufficient and customary with companies of the same or similar size in the same or similar businesses; and maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any Guarantor, as the case may be, in such amounts (giving effect to self-insurance) and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses; and (b) maintain such other insurance or self insurance as may be required by law.

     SECTION 5.04 OBLIGATIONS AND TAXES. With respect to the Domestic Entities and the Global Entities, pay all its material obligations arising after the Filing Date promptly and in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property arising after the Filing Date, as well as all material lawful claims for labor, materials and supplies or otherwise arising after the Filing Date which, if unpaid, would become a Lien or charge upon such properties or any part thereof, before the same shall become in default; provided, however, that the Borrower and each Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by


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appropriate proceedings (if the Borrower and the Guarantors shall have set aside on their books adequate reserves therefor).

     SECTION 5.05 NOTICE OF EVENT OF DEFAULT, ETC. Promptly give to the Agent notice in writing of any Event of Default or the occurrence of any event or circumstance which with the passage of time or giving of notice or both would constitute an Event of Default.

     SECTION 5.06 ACCESS TO BOOKS AND RECORDS. (a) Maintain or cause to be maintained at all times true and complete books and records in a manner consistent with GAAP of the financial operations of the Borrower and the Guarantors; and provide the Agent and its representatives access to all such books and records during regular business hours, in order that the Agent may upon reasonable prior notice examine and make abstracts from such books, accounts, records and other papers for the purpose of verifying the accuracy of the various reports, including the Borrowing Base computations and supporting documentation, delivered by the Borrower or the Guarantors to the Agent or the Lenders pursuant to this Agreement or for otherwise ascertaining compliance with this Agreement; and at any reasonable time and from time to time during regular business hours, upon reasonable notice, permit the Agent and any agents or representatives (including, without limitation, appraisers) thereof to visit the properties of the Borrower and the Guarantors, to conduct examinations of and to monitor the Collateral held by the Agent and to confer with officers and representatives of the Borrower and the Guarantors. To the extent required by the Agent as a result of any such evaluation, appraisal or monitoring, the Borrower also agrees to modify or adjust the computation of the Borrowing Base (which may include maintaining additional reserves, modifying the advance rates or modifying the eligibility criteria for the components of the Borrowing Base to the extent required by the Agent).

     (b) In the event that historical accounting practices, accounting systems or accounting reserves relating to the components of the Borrowing Base are modified in a manner that is adverse to the Lenders in any material respect, maintain such additional reserves (for purposes of computing the Borrowing Base) in respect to the components of the Borrowing Base and make such other adjustments (which may include maintaining additional reserves, modifying the advance rates or modifying the eligibility criteria for the components of the Borrowing Base) to its parameters for including the components of the Borrowing Base as the Agent shall reasonably require based upon such modifications.

     (c) Grant access to and the right to inspect all final reports, final audits and other similar internal information of the Borrower relating to environmental matters upon reasonable notice, and obtain any third party verification of matters relating to compliance with environmental laws and regulations reasonably requested by the Agent at any time and from time to time.

     SECTION 5.07 MAINTENANCE OF CONCENTRATION ACCOUNT. Within 30 days from the Closing Date, cause and continue to maintain with JPMorgan Chase Bank, N.A. or any of its Affiliates, an account or accounts to be used by the Borrower and the Guarantors as their principal concentration account for day-to-day operations conducted by the Borrower and the Guarantors.

     SECTION 5.08 BORROWING BASE CERTIFICATE. Furnish to the Agent as soon as available and in any event (a) on or before the third Business Day after the end of each week, a weekly Borrowing Base Certificate, which weekly Borrowing Base Certificate shall reflect (i) the updated accounts receivable as of the prior Friday, (ii) Inventory as of the immediately preceding monthly Borrowing Base Certificate and (iii) M&E Component as of the immediately preceding monthly Borrowing Base Certificate; (b) on or before the fifteenth day of each month, a monthly Borrowing Base Certificate, which monthly Borrowing Base Certificate shall reflect (i) accounts receivable as of the immediately preceding weekly Borrowing Base Certificate, (ii) the updated Inventory as of the end of the immediately preceding month and (iii) M&E Component as of the end of the immediately preceding month; (c) if requested by the Agent at any other time when the Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available but in no event later than five (5) Business Days after such request, a completed Borrowing Base Certificate showing the Borrowing Base as of the date so requested, in each case with supporting documentation and additional reports with respect to the Borrowing Base as the Agent may reasonably request; and (d) concurrently with any update of the M&E Component of the Borrowing Base as provided in the definition of M&E Component, a completed Borrowing Base Certificate that reflects such update.

     SECTION 5.09 COLLATERAL MONITORING AND REVIEW. Following the execution and delivery of the Borrowing Base Amendment, at any time upon the reasonable request of the Agent, permit the Agent or professionals (including, without limitation, internal and third party consultants, accountants and appraisers) retained by the Agent or its professionals to conduct evaluations and appraisals of (i) the Borrower's practices in the computation of the Borrowing Base and
(ii) the assets included in the Borrowing Base, and pay the reasonable fees and expenses in connection therewith (including, without limitation, the reasonable and customary fees and expenses associated with Chase Business Credit, as set forth in Section 10.05). In connection with any collateral monitoring or review and appraisal relating to the computation of the Borrowing Base, the Borrower shall make such adjustments to the Borrowing Base as the Agent shall reasonably require based upon the terms of this Agreement and results of such collateral monitoring, review or appraisal.

     SECTION 5.10 PUBLIC RATING. Obtain a rating from S&P and Moody's on the Tranche A Loans and Tranche B Loan in advance of the entry of the Final Order.

     SECTION 5.11 SCHEDULE SUPPLEMENT. Not later than ten (10) Business Days from the Closing Date, deliver to the Agent a supplement to Schedule 3.06 which supplement shall be satisfactory in form and substance to the Agent and, if satisfactory, Schedule 3.06 shall be deemed to be amended to incorporate such supplement.

SECTION 6. NEGATIVE COVENANTS

          From the date hereof and for so long as any Commitment shall be in effect or any Letter of Credit shall remain outstanding (in a face amount in excess of the amount of Cash Collateralization held in the Letter of Credit Account, or in excess of the face amount of back-to-back letters of credit delivered, in each case pursuant to Section 2.03(j)) or any amount shall remain outstanding or unpaid under this Agreement, unless the Required Lenders shall otherwise consent in writing, the Borrower and each of the Guarantors will not (and will not apply, unless in connection with an amendment to the Agreement that is reasonably likely to be approved by the Lenders required to approve such amendment, to the Bankruptcy Court for authority to):

     SECTION 6.01 LIENS. Incur, create, assume or suffer to exist any Lien on any asset of the Borrower or the Guarantors, now owned or hereafter acquired by the Borrower or any of such Guarantors, or permit any of its Foreign Subsidiaries to incur, create, assume or suffer to exist any Lien on any asset of such Foreign Subsidiary, now owned or hereafter acquired by any Foreign Subsidiary, other than: (i) (x) Liens which were existing on the Filing Date as reflected on Schedule 3.06 and any Liens relating to refinancing of Indebtedness of Foreign Subsidiaries permitted by Section 6.03(ii) and (y) Liens granted pursuant to the Existing Agreement; (ii) Liens in favor of the First Lien Lenders (until such time as conditions set forth in Section 4.03 shall have been satisfied and the Tranche B Lenders shall have advanced the Tranche B Loan) and the Second Lien Lenders as adequate protection granted pursuant to the Orders, which Liens are junior to the Liens contemplated hereby in favor of the Agent and the Lenders, provided, that the Interim Order and the Final Order provide that the holder of such junior Liens shall not be permitted to take any action to foreclose with respect to such junior Liens so long as any amounts shall remain outstanding hereunder or any Commitment shall be in effect; (iii) Permitted Liens; (iv) Liens in favor of the Agent and the Lenders created under the Loan Documents; (v) Liens securing purchase money Indebtedness permitted by
Section 6.03(iv) and Capitalized Leases permitted by Section 6.04; (vi) Liens securing Indebtedness of Foreign Subsidiaries permitted by Section 6.03(ix);
(vii) Liens arising from precautionary UCC financing statements regarding operating leases permitted by this Agreement; (viii) other Liens so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $1,000,000 in the aggregate; (ix) Liens on Tower Automotive Korea's equity interest in Seojin Industrial Co. Ltd. ("Seojin") to secure Tower Automotive Korea's obligations to Seojin under an intercompany note as set forth in Section 6.10(viii); (x) Liens on assets transferred to, or on the assets of, a Receivables Subsidiary in connection with the Qualified Receivables Transaction; and (xi) Liens on the Borrower's rights to receive any refund of unearned insurance premiums the payment of which is financed by Indebtedness permitted pursuant to Section 6.03(xiii) (and any loss payments under the insurance policy or policies the premiums in respect of which are so financed) granted in order to secure the Borrower's obligations in respect of such Indebtedness.

     SECTION 6.02 MERGER, ETC. Consolidate or merge or permit any Foreign Subsidiary to consolidate or merge, with or into another Person, except that (i) any Guarantor may merge or consolidate with any other Guarantor, (ii) any Guarantor may merge or consolidate with the Borrower if the Borrower is the surviving entity, (iii) any Foreign Subsidiary may merge or consolidate with any other Foreign Subsidiary, and Tower Automotive Korea may merge or consolidate with Seojin such that after giving effect to such merger or consolidation Seojin, the surviving entity, shall continue to be an indirect wholly-owned Subsidiary of the Parent and (iv) Tower Automotive Madison, LLC may merge or consolidate with a Guarantor, provided that such Guarantor is the surviving entity and that after giving effect to such merger or consolidation no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

     SECTION 6.03 INDEBTEDNESS. Contract, create, incur, assume or suffer to exist, or permit any Foreign Subsidiary to contract, create, incur, assume or suffer to exist, any Indebtedness, except for (i) Indebtedness under the Loan Documents; (ii) Indebtedness incurred prior to the Filing Date (including existing Capitalized Leases) and any refinancing of such Indebtedness of the Foreign Subsidiaries; (iii) intercompany Indebtedness between the Borrower and the Guarantors, (iv) Indebtedness incurred subsequent to the Filing Date secured by purchase money Liens (excluding Capitalized Leases) in an aggregate amount not to exceed $2,000,000 and Indebtedness incurred subsequent to the Filing Date with respect to Capitalized Leases to the extent permitted under Section 6.04;
(v) Indebtedness arising from Investments among the Borrower, the Guarantors and Foreign Subsidiaries to the extent permitted under Section 6.10(v), provided, that such intercompany Indebtedness shall be evidenced by one or more promissory notes in form and substance reasonably satisfactory to the Agent and shall be (in the reasonable opinion of the Agent) subject to the Lien granted to the Agent; (vi) Indebtedness owed to JPMCB, any other Lender or any of their respective banking Affiliates in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds; (vii) Indebtedness owed to any bank in respect of any overdrafts and related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing house transfers of funds; (viii) Indebtedness incurred in connection with foreign exchange contracts, currency swap agreements, currency future or option contracts and other similar agreements designed to hedge against fluctuations in foreign exchange rates and interest rate swap, cap or collar agreements and interest rate future or option contracts designed to hedge against fluctuations in foreign interest rates, in each case to the extent that such agreement or contract is entered into in the ordinary course of business consistent with past practices; (ix) Indebtedness of Foreign Subsidiaries (inclusive of Capitalized Leases and Qualified Receivables Transactions conducted with third parties (including the net investment outstanding (or similar concept) by third parties in such transactions that are affected by sales of receivables), not otherwise described herein, not exceeding the aggregate principal amount of $50,000,000 at any one time outstanding and the refinancing of such Indebtedness; (x) Indebtedness permitted by Section 6.06; (xi) Indebtedness of Receivables Subsidiaries owing to other Foreign Subsidiaries in connection with Qualified Receivables Transactions; (xii) other Indebtedness of the Borrower, the Guarantors and the Foreign Subsidiaries in an aggregate principal amount not in excess of $1,000,000 at any time; and (xiii) Indebtedness of the Borrower owed to one or more Persons in connection with the financing of insurance premiums in an aggregate amount not to exceed $6,000,000 at any one time outstanding.

     SECTION 6.04 CAPITAL EXPENDITURES. Make cumulative Capital Expenditures of the Borrower and the Guarantors for each fiscal quarter or period ending on the date listed below in an aggregate amount in excess of the amount listed below opposite such date, provided that if the amount of the actual Capital Expenditures that are made during any fiscal quarter is less than such amount set forth below, the unused portion thereof may be carried forward to and made during any subsequent fiscal quarter or period:

Fiscal Quarter or      Capital
Period Ending        Expenditure
------------------   -----------
March 31, 2005       $20,000,000
June 30, 2005        $21,000,000
September 30, 2005   $24,000,000
December 31, 2005    $17,000,000
March 31, 2006       $27,000,000
June 30, 2006        $27,000,000
September 30, 2006   $14,000,000
December 31, 2006    $14,000,000
March 31, 2007       $14,000,000
June 30, 2007        $14,000,000
August 2, 2007       $14,000,000

     SECTION 6.05 EBITDA.

          (a) Permit cumulative Domestic EBITDA for the Domestic Entities and Global EBITDA for the Global Entities for each period beginning on April 1, 2005 and ending on the last day of each fiscal month set forth below to be less than the amount appearing opposite such month for such entity:

                 Domestic Entities   Global Entities
Period Ending     Domestic EBITDA     Global EBITDA
-------------    -----------------   ---------------
April 2005          $ 4,000,000        $ 15,000,000
May 2005            $14,000,000        $ 35,000,000
June 2005           $39,000,000        $ 75,000,000
July 2005           $11,000,000        $ 52,000,000
August 2005         $20,000,000        $ 67,000,000
September 2005      $34,000,000        $ 95,000,000
October 2005        $26,000,000        $100,000,000
November 2005       $30,000,000        $115,000,000
December 2005       $37,000,000        $135,000,000
January 2006        $38,000,000        $145,000,000
February 2006       $47,000,000        $165,000,000

          (b) Permit cumulative Domestic EBITDA for the Domestic Entities and Global EBITDA for the Global Entities for each rolling twelve (12) fiscal month period ending on the last day of each fiscal month set forth below to be less than the amount appearing opposite such month for such entity:

                     Domestic Entities   Global Entities
Period Ending         Domestic EBITDA     Global EBITDA
-------------        -----------------   ---------------
March 31, 2006          $60,000,000        $190,000,000
April 30, 2006          $47,000,000        $175,000,000
May 31, 2006            $43,000,000        $170,000,000
June 30, 2006           $30,000,000        $160,000,000
July 31, 2006           $50,000,000        $180,000,000
August 31, 2006         $53,000,000        $185,000,000
September 30, 2006      $50,000,000        $150,000,000
October 31, 2006        $30,000,000        $140,000,000
November 30, 2006       $30,000,000        $140,000,000
December 31, 2006       $30,000,000        $160,000,000
January 31, 2007        $30,000,000        $160,000,000
February 28, 2007       $30,000,000        $150,000,000
March 31, 2007          $30,000,000        $140,000,000
April 30, 2007          $30,000,000        $140,000,000
May 31, 2007            $25,000,000        $140,000,000
June 30, 2007           $25,000,000        $140,000,000
July 31, 2007           $25,000,000        $150,000,000

     SECTION 6.06 GUARANTEES AND OTHER LIABILITIES. Purchase or repurchase (or agree, contingently or otherwise, so to do) the Indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, or permit any Foreign Subsidiary to do any of the foregoing, except: (i) for any guaranty of Indebtedness or other obligations of the Borrower or any Guarantor if such person could have incurred such Indebtedness or obligations under this Agreement; (ii) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business; (iii) to the extent in existence on the Filing Date; (iv) for any guaranty not for borrowed money in the ordinary course of business of the Domestic Entities and Global Entities;
(v) renewals of guaranties by Domestic Entities and Foreign Subsidiaries of the obligations of Foreign Subsidiaries, if such guaranties were in existence on the Filing Date; and (vi) Standard Securitization Undertakings in connection with a Qualified Receivables Transaction.

     SECTION 6.07 CHAPTER 11 CLAIMS. Incur, create, assume, suffer to exist or permit any other Super-Priority Claim which is pari passu with or senior to the claims of the Agent and the Lenders against the Borrower and the Guarantors hereunder, except for the Carve-Out.

     SECTION 6.08 DIVIDENDS; CAPITAL STOCK. Declare or pay, directly or indirectly, any dividends or make any other distribution or payment, or permit any Foreign Subsidiary to so declare, pay or distribute, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock), or set apart any sum for the aforesaid purposes other than dividends and distributions (x) from the

Guarantors or the Foreign Subsidiaries directly or indirectly to the Borrower or any Guarantor or from any Foreign Subsidiary to any other Foreign Subsidiary or to any Guarantor, (y) from the Borrower to the Parent for the payment of expenses, taxes, salaries and similar items and (z) from any Foreign Subsidiary listed on Schedule 3.05 that is less than wholly-owned by the Borrower, a Guarantor or a Foreign Subsidiary, to such Foreign Subsidiary's minority owner(s) at substantially the same time as such Foreign Subsidiaries pay or declare dividends and make distributions to the Borrower, a Guarantor or a Foreign Subsidiary on a pro rata basis.

     SECTION 6.09 TRANSACTIONS WITH AFFILIATES. Sell or transfer any property or assets to, or otherwise engage in any other material transactions with, any of its Affiliates (other than the Borrower and the Guarantors) or its shareholders, or permit any Foreign Subsidiary to so sell, transfer or otherwise engage, except for (i) transactions that are entered into in the ordinary course of the Borrower's, a Guarantor's or a Foreign Subsidiary's business in good faith, and at prices and on terms and conditions not less favorable to such Person than would be obtained on an arm's-length basis from unrelated third parties, (ii) transactions described on Schedule 6.09 and (iii) transactions effected as part of a Qualified Receivables Transaction.

     SECTION 6.10 INVESTMENTS, LOANS AND ADVANCES. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment in, any other Person (all of the foregoing, "Investments"), or permit any Foreign Subsidiary to purchase, hold or acquire any Investments except for: (i) ownership by the Parent, the Borrower or such Subsidiary, as the case may be, of the capital stock of each of the Subsidiaries listed on Schedule 3.05; (ii) Permitted Investments; (iii) advances and loans among the Borrower and the Guarantors in the ordinary course of business; (iv) existing Investments described on Schedule 6.10 hereto; (v) other loans and advances by the Borrower or a Guarantor to any of the Foreign Subsidiaries in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding; (vi) investments by wholly-owned Foreign Subsidiaries in other wholly-owned Foreign Subsidiaries;
(vii) Investments by wholly-owned Foreign Subsidiaries in non-wholly-owned Foreign Subsidiaries in an amount not in excess of $10,000,000 in the aggregate;
(viii) Investments by Foreign Subsidiaries in Tower Automotive Korea in an amount not in excess of $15,000,000 in the aggregate, the effect of which will be to permit Tower Automotive Korea to repay an intercompany note payable to Seojin by Tower Automotive Korea; and (ix) any Investment by a Foreign Subsidiary in a Receivables Subsidiary or by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Transaction.

     SECTION 6.11 DISPOSITION OF ASSETS. Sell or otherwise dispose of any assets (including, without limitation, the capital stock of any Subsidiary) or permit any Foreign Subsidiary to so sell or otherwise dispose, except for (i) sales of inventory, fixtures and equipment in the ordinary course of business, (ii) dispositions of surplus, obsolete, negligible or uneconomical assets, (iii) intercompany sales among the Borrower and the Guarantors hereto, (iv) sales in arm's length transactions, at fair market value and for cash in an aggregate amount not to exceed $50,000,000, (v) leases in arm's-length transactions of (x) all or a portion of vacant real property and (y) other assets having a fair market value not in excess of $5,000,000, in the aggregate (vi) sales of receivables and related assets (including contact rights) of the type specified in the definition of "Qualified Receivables Transaction" to a Receivables Subsidiary for the fair market value thereof including consideration in the form of purchase money notes in connection therewith; and (vii) sales of receivables and related assets (including contract rights) of the type specified in the definition of "Qualified Receivables Transactions" by Receivables Subsidiaries to third parties for the fair market value thereof; provided that either (x) such sales shall be conducted in connection with refinancing of Indebtedness of a Foreign Subsidiary but only to the extent permitted under Section 6.03(ii) and only with respect to such Indebtedness that was secured by receivables of such Foreign Subsidiary or (y) net investment outstanding (or similar concept) by third parties in such transactions shall be applied against and subject to the limitation set forth in such Section 6.03(ix).

     SECTION 6.12 NATURE OF BUSINESS. Modify or alter, or permit any Foreign Subsidiary to so modify or alter, in any material manner the nature and type of its business as conducted at or prior to the Filing Date or the manner in which such business is conducted (except, in the case of the Domestic Entities, as required by the Bankruptcy Code), it being understood that asset sales permitted by Section 6.11 shall not constitute such a material modification or alteration.

SECTION 7. EVENTS OF DEFAULT

     SECTION 7.01 EVENTS OF DEFAULT. In the case of the happening of any of the following events and the continuance thereof beyond the applicable grace period, if any (each, an "Event of Default"):

          (a) any material representation or warranty made by the Borrower or any Guarantor in this Agreement or in any Loan Document or in connection with this Agreement or the credit extensions hereunder or any material statement or representation made in any report, financial statement, certificate or other document furnished by the Borrower or any Guarantors to the Lenders under or in connection with this Agreement, shall prove to have been false or misleading in any material respect when made or delivered; or

          (b) default shall be made in the payment of any (i) Fees, interest on the Loans or other amounts payable hereunder when due (other than amounts set forth in clause (ii) hereof), and such default shall continue unremedied for more than two (2) Business Days or (ii) principal of the Loans or reimbursement obligations or cash collateralization in respect of Letters of Credit, when and as the same shall become due and payable, whether at the due date thereof (including the Prepayment Date) or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

          (c) default shall be made by the Borrower or any Guarantor in the due observance or performance of any covenant, condition or agreement contained in
Section 6 hereof; or

          (d) default shall be made by the Borrower or any Guarantor in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement, any of the Orders or any of the other Loan Documents and such default shall continue unremedied for more than ten (10) days; or

          (e) any of the Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or the Borrower or any Guarantor shall file a motion or other pleading seeking the dismissal of any of the Cases under Section 1112 of the Bankruptcy Code or otherwise; a trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within 30 days after the entry thereof; or an application shall be filed by the Borrower or any Guarantor for the approval of any other Super-Priority Claim (other than the Carve-Out) in any of the Cases which is pari passu with or senior to the claims of the Agent and the Lenders against the Borrower or any Guarantor hereunder, or there shall arise or be granted any such pari passu or senior Super-Priority Claim or the Bankruptcy Court shall enter an order terminating the use of cash collateral under the Existing Agreement; or

          (f) the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to the holder or holders of any security interest to permit foreclosure (or the granting of a deed in lieu of foreclosure or the like) on any assets of the Borrower or any of the Guarantors which have a value in excess of $3,000,000 in the aggregate; or

          (g) a Change of Control shall occur; or

          (h) the Borrower shall fail to deliver a certified Borrowing Base Certificate when due and such default shall continue unremedied for more than three (3) Business Days; or

          (i) any material provision of any Loan Document shall, for any reason, cease to be valid and binding on the Borrower or any of the Guarantors, or the Borrower or any of the Guarantors shall so assert in any pleading filed in any court; or

          (j) an order of the Bankruptcy Court shall be entered reversing, staying for a period in excess of 10 days, vacating or (without the written consent of the Agent) otherwise amending, supplementing or modifying any of the Orders in a manner that is adverse to the Lenders as determined by the Agent, or terminating the use of cash collateral by the Borrower or the Guarantors pursuant to the Orders or amending or modifying the adequate protections granted pursuant to the Orders; or

          (k) any judgment or order in excess of $10,000,000 (exclusive of any judgment or order the amounts of which are fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) as to any post-petition obligation shall be rendered against the Borrower or any of the Guarantors and the enforcement thereof shall not have been stayed; or

          (l) any non-monetary judgment or order with respect to a post-petition event shall be rendered against the Borrower or any of the Guarantors which does or would reasonably be expected to (i) cause a material adverse change in the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and the Guarantors taken as a whole, (ii) have a material adverse effect on the ability of the Borrower or any of the Guarantors to perform their respective obligations under any Loan Document, or (iii) have a material adverse effect on the rights and remedies of the Agent or any Lender under any Loan Document; or

          (m) except as permitted by the Orders or as otherwise agreed to by the Agent, the Borrower or the Guarantors shall make any Pre-Petition Payment other than Pre-Petition Payments authorized by the Bankruptcy Court (x) in accordance with "first day" orders reasonably satisfactory to the Agent (including not in excess of $40,000,000 in respect of certain critical vendors and service providers), (y) in connection with the assumption of executory contracts and unexpired leases and (z) in respect of accrued payroll and related expenses and employee benefits as of the Filing Date;

          (n) any Termination Event described in clauses (iii) or (iv) of the definition of such term shall have occurred and any Lien arising as a result of such Termination Event shall have been perfected or any Person shall have obtained relief from the automatic stay to enforce such Lien or any Insufficiency; or

          (o) (i) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor or trustee of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Borrower or such ERISA Affiliate does not have reasonable grounds, in the opinion of the Agent, to contest such Withdrawal Liability and is not in fact contesting such Withdrawal Liability in a timely and appropriate manner, and (iii) the amount of such Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $10,000,000 allocable to post-petition obligations or requires payments exceeding $1,000,000 per annum in excess of the annual payments made with respect to such Multiemployer Plans by the Borrower or such ERISA Affiliate for the plan year immediately preceding the plan year in which such notification is received; or

          (p) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years that include the date hereof by an amount exceeding $10,000,000; or

          (q) the Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA (other than the failure to make any contribution accrued and unpaid as of the Filing Date or for which a funding waiver has been applied for and not denied), the amount determined under Section 302(f)(3) of ERISA is equal to or greater than $10,000,000; or

          (r) it shall be determined (whether by the Bankruptcy Court or by any other judicial or administrative forum) that the Borrower or any Guarantor is liable for the payment of claims arising out of any failure to comply (or to have complied) with applicable environmental laws or regulations the payment of which will have a material adverse effect on the operations, business, properties, assets or condition (financial or otherwise) of the Borrower and the Guarantors, taken as a whole, and the enforcement thereof shall not have been stayed; or

          (s) the borrower shall have failed to file with the Bankruptcy Court, on or before May 2, 2007, a Reorganization Plan that, among other things, provides for the payment or repayment in full in cash of all of the Obligations (or, in the case of Letters of Credit, Cash Collateralization to the extent required by this Agreement) on the effective date of such Reorganization Plan;

then, and in every such event and at any time thereafter during the continuance of such event, and without further order of or application to the Bankruptcy Court, the Agent may, and at the request of the Required Lenders, shall, by notice to the Borrower (with a copy to counsel for the Official Creditors' Committee appointed in the Cases, to counsel for the Existing Agent and to the United States Trustee for the Southern District of New York), take one or more of the following actions, at the same or different times (provided, that with respect to clause (iv) below and the enforcement of Liens or other remedies with respect to the Collateral under clause (v) below, the Agent shall provide the Borrower (with a copy to counsel for the Official Creditors' Committee in the Cases, to counsel for the Existing Agent and to the United States Trustee for the Southern District of New York) with five (5) Business Days' written notice prior to taking the action contemplated thereby and provided, further, that upon receipt of notice referred to in the immediately preceding clause with respect to the accounts referred to in clause (iv) below, the Borrower may continue to make ordinary course disbursements from such accounts (other than the Letter of Credit Account) but may not withdraw or disburse any other amounts from such accounts): (i) terminate forthwith the Total Commitment; (ii) declare the Loans or any portion thereof then outstanding to be forthwith due and payable, whereupon the principal of such Loans together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) require the Borrower and the Guarantors upon demand to forthwith deposit in the Letter of Credit Account cash in an amount which, together with any amounts then held in the Letter of Credit Account, is equal to the sum of 105% of the then LC Exposure (and to the extent the Borrower and the Guarantors shall fail to furnish such funds as demanded by the Agent, the Agent shall be authorized to debit the accounts of the Borrower and the Guarantors maintained with the Agent in such amount five (5) Business Days after the giving of the notice referred to above); (iv) set-off amounts in the Letter of Credit Account or any other accounts maintained with the Agent and apply such amounts to the obligations of the Borrower and the Guarantors hereunder and in the other Loan Documents; and (v) exercise any and all remedies under the Loan Documents and under applicable law available to the Agent and the Lenders. Any payment received as a result of the exercise of remedies hereunder shall be applied in accordance with Section 2.19(b).

SECTION 8. THE AGENT

     SECTION 8.01 ADMINISTRATION BY AGENT. (a) Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.


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     SECTION 8.02 RIGHTS OF AGENT. The institution serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

     SECTION 8.03 LIABILITY OF AGENT.

          (a) The Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing,
(i) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.09), and (iii) except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of its Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.09) or in the absence of its own gross negligence or willful misconduct. The Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement, (B) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (D) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (E) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent.

          (b) The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          (c) The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and


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shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

     SECTION 8.04 REIMBURSEMENT AND INDEMNIFICATION. Each Lender agrees (i) to reimburse the Agent for such Lender's Tranche A Commitment Percentage or Tranche B Commitment Percentage of any expenses and fees incurred for the benefit of the Lenders under this Agreement and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof, not reimbursed by the Borrower or the Guarantors and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees, agents or Affiliates, on demand, in the amount of its proportionate share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the Loan Documents to the extent not reimbursed by the Borrower or the Guarantors (except such as shall result from their respective gross negligence or willful misconduct).

     SECTION 8.05 SUCCESSOR AGENT. Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent's resignation hereunder, the provisions of this Article and Section 10.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

     SECTION 8.06 INDEPENDENT LENDERS. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.


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     SECTION 8.07 ADVANCES AND PAYMENTS.

          (a) On the date of each Loan, the Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Tranche A Commitment or Tranche B Commitment, as the case may be, hereunder. Should the Agent do so, each of the Lenders agrees forthwith to reimburse the Agent in immediately available funds for the amount so advanced on its behalf by the Agent, together with interest at the Federal Funds Effective Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement.

          (b) Any amounts received by the Agent in connection with this Agreement (other than amounts to which the Agent is entitled pursuant to Sections 2.20, 8.04 and 10.05), the application of which is not otherwise provided for in this Agreement shall be applied, first, in accordance with each Lender's Tranche A Commitment Percentage or Tranche B Commitment Percentage to pay accrued but unpaid Commitment Fees or Letter of Credit Fees, second, in accordance with each Lender's Tranche A Commitment Percentage to pay accrued but unpaid interest and the principal balance outstanding and all LC Disbursements in respect of the Tranche A Commitment and third, in accordance with each Lender's Tranche B Commitment Percentage to pay accrued but unpaid interest and the principal balance outstanding in respect of the Tranche B Loan. All amounts to be paid to a Lender by the Agent shall be credited to that Lender, after collection by the Agent, in immediately available funds either by wire transfer or deposit in that Lender's correspondent account with the Agent, as such Lender and the Agent shall from time to time agree.

     SECTION 8.08 SHARING OF SETOFFS. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or a Guarantor, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Loans or unreimbursed drafts drawn under Letters of Credit as a result of which the unpaid portion of its Loans or unreimbursed drafts drawn under Letters of Credit is proportionately less than the unpaid portion of the Loans or unreimbursed drafts drawn under Letters of Credit of any other Lender (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lender a participation in the Loans or unreimbursed drafts drawn under Letters of Credit of such other Lender, so that the aggregate unpaid principal amount of each Lender's Loans and unreimbursed drafts drawn under Letters of Credit and its participation in Loans and unreimbursed drafts drawn under Letters of Credit of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding and unreimbursed drafts drawn under Letters of Credit as the principal amount of its Loans and unreimbursed drafts drawn under Letters of Credit prior to the obtaining of such payment was to the principal amount of all Loans outstanding and unreimbursed drafts drawn under Letters of Credit prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share such payment pro-rata, provided, that if any such non-pro-rata payment is thereafter recovered or otherwise set aside such purchase of participations shall be rescinded (without interest). The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding (or deemed to be holding) a participation in a Loan or unreimbursed drafts drawn


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under of Credit may exercise any and all rights of banker's lien, setoff (in each case, subject to the same notice requirements as pertain to clause (iv) of the remedial provisions of Section 7.01) or counterclaim with respect to any and all moneys owing by the Borrower to such Lender as fully as if such Lender was the original obligee thereon, in the amount of such participation.

SECTION 9. GUARANTY

     SECTION 9.01 GUARANTY.

          (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment by the Borrower of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.

          (b) Each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment. The Obligations of the Guarantors hereunder shall not be affected by (i) the failure of the Agent or a Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement or any other Loan Document or otherwise; (ii) any extension or renewal of any provision hereof or thereof;
(iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents;
(iv) the release, exchange, waiver or foreclosure of any security held by the Agent for the Obligations or any of them; (v) the failure of the Agent or a Lender to exercise any right or remedy against any other Guarantor; or (vi) the release or substitution of any Guarantor or any other Guarantor.

          (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of payment when due and not just of collection, and waives any right to require that any resort be had by the Agent or a Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Agent or a Lender in favor of the Borrower or any other Guarantor, or to any other Person.

          (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the Borrower to perform under this Agreement.

          (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty. Neither of the Agent, nor any of the Lenders makes any representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Obligations.


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

          (f) Subject to the provisions of Section 7.01, upon the Obligations becoming due and payable (by acceleration or otherwise), the Lenders shall be entitled to immediate payment of such Obligations by the Guarantors upon written demand by the Agent, without further application to or order of the Bankruptcy Court.

     SECTION 9.02 NO IMPAIRMENT OF GUARANTY. The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or a Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the Obligations are paid in full.

     SECTION 9.03 SUBROGATION. Upon payment by any Guarantor of any sums to the Agent or a Lender hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Obligations, whether matured or unmatured.

SECTION 10. MISCELLANEOUS

     SECTION 10.01 NOTICES. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (i) if to the Borrower, to it at R.J. Tower Corporation, 27275 Haggerty Road, Novi, Michigan 48377-3626, Attention of: James A. Mallak, Chief Financial Officer (Telecopy No. 248-675-6459) and Tom Kerns, Corporate Treasurer (Telecopy No. 248-675-6482);

               (ii) if to the Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of: Denise Ramon, (Telecopy No.: 713-750-2938) with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York 10017, Attention of:
     Richard Duker, (Telecopy No.: 212-270-5127);


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               (iii) if to the Issuing Lender, to it at the address most
     recently specified by it in notice delivered by it to the Agent and the Borrower, with a copy to the Agent as provided in clause (ii) above; and

               (iv) if to any other Lender, to it at its address (or telecopy number) set forth in Annex A hereto or, if subsequently delivered, its Administrative Questionnaire.

          (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent; provided, that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Agent and the applicable Lender. The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 10.02 SURVIVAL OF AGREEMENT, REPRESENTATIONS AND WARRANTIES, ETC. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making of the Loans herein contemplated regardless of any investigation made by any Lender or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Total Commitment has not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower and the Guarantors hereunder with respect to the Borrower.

     SECTION 10.03 SUCCESSORS AND ASSIGNS. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (d) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under


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this Agreement (including all or a portion of its Total Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

               (A) the Agent; and

               (B) the Issuing Lender, provided that no consent of the Issuing Lender shall be required for an assignment of all or any portion of a Tranche B Loan.

               (ii) Assignments shall be subject to the following additional conditions:

               (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Tranche A Commitment, Tranche B Commitment or Loans, the amount of the such commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $1,000,000 unless the Agent otherwise consents;

               (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of the Total Commitment or Loans;

               (C) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; and

               (D) the assignee, if it was not a Lender immediately prior to such assignment, shall deliver to the Agent an Administrative Questionnaire.

          For the purposes of this Section 10.03(b), the term "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by
(a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

               (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Tranche A Lender or Tranche B Lender (or both), as the case may be, under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this


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     Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.18 and 10.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.03 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

               (iv) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (c) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided, that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.03(d) or (e), 2.05(b), 2.18(d) or 10.05(c), the Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (d) (i) Any Lender may, without the consent of the Borrower, the Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.09(a) that affects such Participant. Subject to paragraph (d)(ii) of this Section, the Borrower agrees that


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each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and
2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.18(c) as though it were a Lender.

               (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.18 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.18(e) as though it were a Lender.

          (e) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.03, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of the Guarantors furnished to such Lender by or on behalf of the Borrower or any of the Guarantors; provided, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of
Section 10.04.

          (g) The Borrower hereby agrees, to the extent set forth in the Commitment Letter, to actively assist and cooperate with the Agent in the Agent's best efforts to sell participations herein (as described in Section 10.03(d)) and assign to one or more Lenders or Eligible Assignees a portion of its interests, rights and obligations under this Agreement (as set forth in Section 10.03(b)).

     SECTION 10.04 CONFIDENTIALITY. Each Lender agrees to keep any information delivered or made available by the Borrower or any of the Guarantors to it confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, that nothing herein shall prevent any Lender from disclosing such information (i) to any of its Affiliates or to any other Lender, provided such Affiliate agrees to keep such information confidential to the same extent required by the Lenders hereunder, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority, (iv) which has been publicly disclosed other than as a result of a disclosure by the Agent or any Lender which is not permitted by this Agreement, (v) in connection with any litigation to which the Agent, any Lender, or their respective Affiliates may be a party to the


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extent reasonably required, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Lender's legal counsel and independent auditors, and (viii) to any actual or proposed participant or assignee of all or part of its rights hereunder subject to the proviso in
Section 10.03(f). Each Lender shall use reasonable efforts to notify the Borrower of any required disclosure under clauses (ii) and (v) of this Section.

     SECTION 10.05 EXPENSES; INDEMNITY; DAMAGE WAIVER. (a) (I) The Borrower shall pay or reimburse: (x) all reasonable fees and reasonable out-of-pocket expenses of the Agent and J.P. Morgan Securities Inc. ("JPMorgan") (including the reasonable fees, disbursements and other charges of Morgan, Lewis & Bockius LLP ("MLB"), special counsel to the Agent, and any other counsel retained by MLB or the Agent or JPMorgan) associated with the syndication of the credit facilities provided for herein, and the preparation, execution, delivery and administration of the Loan Documents and any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated); (y) all reasonable fees and reasonable out-of-pocket expenses of the Agent and JPMorgan (including the reasonable fees, disbursements and other charges of MLB, special counsel to the Agent, and any other counsel retained by MLB or the Agent or JPMorgan) and the lenders in connection with the enforcement of the Loan Documents; and (z) all reasonable fees and reasonable out-of-pocket expenses of one financial advisory firm retained by or on behalf of the Agent and the Lenders and representing the Agent and the Lenders collectively that are incurred from and after the occurrence of the Event of Default specified in Section 7.01(s).

     (II) The Borrower shall pay or reimburse (x) all reasonable fees and reasonable expenses of the Agent and JPMorgan and their internal and third-party auditors, appraisers and consultants incurred in connection with the Agent's (i) initial and ongoing Borrowing Base examinations, (ii) analyses of the systems and processes of the Borrower and analyses and valuations of the Borrowing Base assets, (iii) periodic field examinations and appraisals, (iv) monthly and other monitoring of assets and (v) other miscellaneous disbursements; and (y) all reasonable fees and reasonable expenses of the Issuing Lenders in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand or any payment thereunder.

          All payments or reimbursements pursuant to the foregoing clauses
(a)(I) and (II) shall be payable promptly upon written demand together with back-up documentation supplying such reimbursement request.

          (b) The Borrower shall indemnify the Agent, JPMorgan, the Issuing Lenders and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly


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comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent or the Issuing Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agent or the Issuing Lender, as the case may be, such portion of the unpaid amount equal to such Lender's Total Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent or the Issuing Lender in its capacity as such.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

     SECTION 10.06 CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

     SECTION 10.07 NO WAIVER. No failure on the part of the Agent or any of the Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 10.08 EXTENSION OF MATURITY. Should any payment of principal of or interest or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.


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

     SECTION 10.09 AMENDMENTS, ETC.

          (a) No modification, amendment or waiver of any provision of this Agreement or the Security and Pledge Agreement, and no consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no such modification or amendment shall without the written consent of (1) the Super-majority Lenders release any of the Liens granted to the Agent hereunder, under the Orders or under any other Loan Document, or release any of the Guarantors, (2) Lenders having Tranche A Commitments representing at least 66-2/3% of the Total Tranche A Commitment in the aggregate, increase the advance rates above the rates in effect on the effective date of the Borrowing Base Amendment or to add new asset categories to the Borrowing Base, (3) the Lender affected thereby (x) increase the Commitment of a Lender (it being understood that a waiver of an Event of Default shall not constitute an increase in the Commitment of a Lender), or (y) reduce the principal amount of any Loan or the rate of interest payable thereon, or extend any date for the payment of interest hereunder or reduce any Fees payable hereunder or extend the final maturity of the Borrower's obligations hereunder (it being understood that a waiver of an Event of Default shall not constitute an extension of maturity), (4) all of the Lenders (i) amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, (ii) amend this Section 10.09 or the definition of Required Lenders, (iii) amend or modify the Superpriority Claim status of the Lenders contemplated by Section 2.25, (iv) release all or substantially all of the Liens granted to the Agent hereunder, under the Orders or under any other Loan Document, or release all or substantially all of the Guarantors or (v) amend any provision that sets forth the priority of payment as between the Tranche A Lenders and the Tranche B Lenders or (5) Lenders having Tranche A Commitments representing at least 66-2/3% of the Total Tranche A Commitment in the aggregate as well as Lenders having Tranche A Commitments and Lenders holding Tranche B Loans representing at least 66-2/3% of the sum of the Total Tranche A Commitment plus the aggregate outstanding principal amount of the Tranche B Loans, waive the occurrence and continuation of the Event of Default specified in Section 7.01(s). No such amendment or modification may adversely affect the rights and obligations of the Agent or any Issuing Lender hereunder or JPMorgan Chase Bank, N.A. in the capacity referred to in Section 6.03(vi) without its prior written consent. No notice to or demand on the Borrower or any Guarantor shall entitle the Borrower or any Guarantor to any other or further notice or demand in the same, similar or other circumstances. Each assignee under Section 10.03(b) shall be bound by any amendment, modification, waiver, or consent authorized as provided herein, and any consent by a Lender shall bind any Person subsequently acquiring an interest on the Loans held by such Lender. No amendment to this Agreement shall be effective against the Borrower or any Guarantor unless signed by the Borrower or such Guarantor, as the case may be.

          (b) Notwithstanding anything to the contrary contained in Section 10.09(a), in the event that the Borrower requests that this Agreement be modified or amended in a manner which would require the unanimous consent of all of the Lenders and such modification or amendment is agreed to by the Super-majority Lenders (as hereinafter defined), then with the consent of the Borrower and the Super-majority Lenders, the Borrower and the Super-majority Lenders shall be permitted to amend the Agreement without the consent of the Lender or Lenders which did not


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

agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the "Minority Lenders") to provide for (w) the termination of the Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other financial institutions (each of which shall be an Eligible Assignee), or an increase in the Commitment of one or more of the Super-majority Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same amount as the Total Commitment immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new financial institutions or Super-majority Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement as may be appropriate. As used herein, the term "Super-majority Lenders" shall mean, at any time, Lenders holding Loans representing at least 66-2/3% of the aggregate principal amount of the Loans outstanding, or if no Loans are outstanding, Lenders having Commitments representing at least 66-2/3% of the Total Commitment.

     SECTION 10.10 SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10.11 HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 10.12 SURVIVAL. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 10.05 and Section 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 10.13 EXECUTION IN COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to


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

the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 10.14 PRIOR AGREEMENTS. This Agreement represents the entire agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between the Borrower or a Guarantor and any Lender or the Agent prior to the execution of this Agreement which relate to Loans to be made hereunder shall be replaced by the terms of this Agreement (except as otherwise expressly provided herein with respect to the Commitment Letter and the fee letter referred to therein, including without limitation the Borrower's agreements to actively assist the Agent in the syndication of the transactions contemplated hereby referred to in Section 10.03(a) and with respect to interest rates and Commitment Fees and including also the provisions of Section 2.21).

     SECTION 10.15 FURTHER ASSURANCES. Whenever and so often as reasonably requested by the Agent, the Borrower and the Guarantors will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the Agent all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement and the other Loan Documents.

     SECTION 10.16 USA PATRIOT ACT. Each Lender that is subject to the requirements of the Patriot Act hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

     SECTION 10.17 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS, THE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.


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

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                            ASSIGNMENT AND ACCEPTANCE

                             DATED: [ ____________]

     Reference is made to the Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of January 23, 2007 (as restated, amended, modified, supplemented and in effect from time to time, the "Credit Agreement"), among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), as a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory thereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party thereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance between the Assignor (as set forth on Schedule I hereto and made a part hereof) and the Assignee (as set forth on Schedule I hereto and made a part hereof) is dated as of the Effective Date (as set forth on Schedule I hereto and made a part hereof).

1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Credit Agreement in a principal amount as set forth on Schedule I.

2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) requests that the Agent evidence the Assigned Interest by recording the information contained on Schedule I in the Register which reflects the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and that it is an Eligible Assignee;
(ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section
5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement; and (vii) has supplied the information requested on the administrative questionnaire heretofore supplied by the Agent.

4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording pursuant to Section
10.03 of the Credit Agreement, effective as of the Effective Date (which Effective Date shall, unless otherwise agreed to by the Agent (in writing), be within ten (10) Business Days after the execution of this Assignment and Acceptance).

5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement provided that Assignor hereby represents and warrants that the restrictions set forth in
Section 10.03 of the Credit Agreement pertaining to the minimum amount of assignments have been satisfied.

7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto.

          Schedule I to Assignment and Acceptance Respecting the Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement, dated as of January 23, 2007, among R.J. Tower Corporation, Tower Automotive, Inc., the Guarantors named therein, the Lenders named therein, and JPMorgan Chase Bank, N.A., as Agent.

Legal Name of Assignor: __________________

Legal Name of Assignee: __________________
[and is an Affiliate/Approved Fund of [Identify Lender]]

Effective Date of Assignment: _________________

TRANCHE A FACILITY

Principal Amount                        Percentage Assigned (to at least 8
Assigned                                decimals) shown as a percentage of
                                        aggregate principal amount of all
                                        Tranche A Lenders

$______________                         ______________%

TRANCHE B FACILITY

Principal Amount                        Percentage Assigned (to at least 8
Assigned                                decimals) shown as a percentage of
                                        aggregate principal amount of all
                                        Tranche B Lenders

$______________                         ______________%


CONSENTED TO AND ACCEPTED:

JPMORGAN CHASE BANK, N.A.
   as Agent


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

-------------------------------------
as Issuing Lender


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

CONSENTED TO AND ACCEPTED:

-------------------------------------
as Assignor


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

CONSENTED TO AND ACCEPTED:

-------------------------------------
as Assignee


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------